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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21296

BARON SELECT FUNDS

(Exact Name of Registrant as Specified in Charter)

767 Fifth Avenue, 49th Floor
New York, NY 10153
(Address of Principal Executive Offices) (Zip Code)

Patrick M. Patalino, General Counsel
c/o Baron Select Funds
767 Fifth Avenue, 49th Floor
New York, NY 10153
(Name and Address of Agent for Service)

(Registrant’s Telephone Number, including Area Code): 212-583-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2014

          Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17CRF 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

           A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 5th Street, NW, Washington, D.C. 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

          Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

          SEC 2569 (5-07)

Item 1.	Reports to Stockholders.

Baron Partners Fund	Baron Funds®
Baron Focused Growth Fund
Baron International Growth Fund
Baron Real Estate Fund
Baron Emerging Markets Fund
Baron Energy and Resources Fund
Baron Global Advantage Fund

June 30, 2014	Semi-Annual Financial Report

Baron Partners Fund
Ticker Symbols:
Retail Shares: BPTRX
Institutional Shares: BPTIX
Performance	2
Top Ten Holdings	3
Sector Breakdown	3
Management’s Discussion of Fund Performance	3

Baron Focused Growth Fund
Ticker Symbols:
Retail Shares: BFGFX
Institutional Shares: BFGIX
Performance	4
Top Ten Holdings	5
Sector Breakdown	5
Management’s Discussion of Fund Performance	5

Baron International Growth Fund
Ticker Symbols:
Retail Shares: BIGFX
Institutional Shares: BINIX
Performance	6
Top Ten Holdings	7
Sector Breakdown	7
Management’s Discussion of Fund Performance	7

Baron Real Estate Fund
Ticker Symbols:
Retail Shares: BREFX
Institutional Shares: BREIX
Performance	8
Top Ten Holdings	9
Sector Breakdown	9
Management’s Discussion of Fund Performance	9

Baron Emerging Markets Fund
Ticker Symbols:
Retail Shares: BEXFX
Institutional Shares: BEXIX
Performance	10
Top Ten Holdings	11
Sector Breakdown	11
Management’s Discussion of Fund Performance	11

Baron Energy and Resources Fund
Ticker Symbols:
Retail Shares: BENFX
Institutional Shares: BENIX
Performance	12
Top Ten Holdings	13
Sector Breakdown	13
Management’s Discussion of Fund Performance	13

Baron Global Advantage Fund
Ticker Symbols:
Retail Shares: BGAFX
Institutional Shares: BGAIX
Performance	14
Top Ten Holdings	15
Sector Breakdown	15
Management’s Discussion of Fund Performance	15

Financial Statements

Statements of Net Assets	16
Statements of Assets and Liabilities	26
Statements of Operations	28
Statements of Changes in Net Assets	30
Statement of Cash Flows	33
Notes to Financial Statements	34

Financial Highlights	42

Fund Expenses	49

Disclosure Regarding the Approval of the Investment Advisory Agreements for each of the Series by the Board of Trustees	50

DEAR BARON SELECT FUNDS SHAREHOLDER:
In this report, you will find unaudited financial statements for Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Energy and Resources Fund and Baron Global Advantage Fund (the “Funds”) for the six months ended June 30, 2014. The U.S. Securities and Exchange Commission (the “SEC”) requires mutual funds to furnish these statements semi-annually to their shareholders. We hope you find these statements informative and useful.
We thank you for choosing to join us as fellow shareholders in Baron Funds. We will continue to work hard to justify your confidence.
Sincerely,

Ronald Baron	Linda S. Martinson	Peggy Wong
Chief Executive Officer and	Chairman, President and	Treasurer and
Chief Investment Officer	Chief Operating Officer	Chief Financial Officer
August 22, 2014	August 22, 2014	August 22, 2014

This Semi-Annual Financial Report is for the Baron Select Funds, which currently has seven series: Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Energy and Resources Fund and Baron Global Advantage Fund. If you are interested in Baron Investment Funds Trust, which contains the Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund, Baron Fifth Avenue Growth Fund and Baron Discovery Fund series, please visit the Funds’ website at www.BaronFunds.com or contact us at 1-800-99BARON.
The Funds’ Proxy Voting Policy is available without charge on the Funds’ website at www.BaronFunds.com, or by calling 1-800-99BARON and on the SEC’s website at www.sec.gov. The Funds’ most current proxy voting record, Form N-PX, is also available on the Funds’ website and on the SEC’s website.
The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090. A copy of the Funds’ Forms N-Q may also be obtained upon request by contacting Baron Funds at 1-800-99BARON. Schedules of portfolio holdings current to the most recent quarter are also available on the Funds’ website.
Some of the comments are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “estimate,” “may,” “expect,” “should,” “could,” “believe,” “plan” and other similar terms. We cannot promise future returns and our opinions are a reflection of our best judgment at the time this report is compiled.
The views expressed in this report reflect those of BAMCO, Inc. (“BAMCO” or the “Adviser”) only through the end of the period stated in this report. The views are not intended as recommendations or investment advice to any person reading this report and are subject to change at any time without notice based on market and other conditions.

Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost. For more complete information about Baron Funds, including charges and expenses, call or write for a prospectus. Read it carefully before you invest or send money. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Baron Funds, unless accompanied or preceded by the Funds’ current prospectus.

Baron Partners Fund (Unaudited)	June 30, 2014

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON PARTNERS FUND (RETAIL SHARES) IN RELATION TO THE RUSSELL MIDCAP GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2014
						Since
						Inception
	Six	One	Three	Five	Ten	(January 31,
	Months*	Year	Years	Years	Years	1992)
Baron Partners Fund — Retail Shares[1,2,3]	10.02%	34.48%	19.04%	23.62%	11.65%	13.51%
Baron Partners Fund — Institutional Shares[1,2,3,4]	10.17%	34.80%	19.35%	23.95%	11.80%	13.58%
Russell Midcap Growth Index[1]	6.51%	26.04%	14.54%	21.16%	9.83%	9.70%
S&P 500 Index[1]	7.14%	24.61%	16.58%	18.83%	7.78%	9.44%

*	Not annualized.

[1]
The indexes are unmanaged. The Russell Midcap® Growth Index measures the performance of medium-sized U.S. companies that are classified as growth and the S&P 500 Index of 500 widely held large-cap U.S. companies. The indexes and Baron Partners Fund are with dividends, which positively impact the performance results.

[2]
Reflects the actual fees and expenses that were charged when the Fund was a partnership. The predecessor partnership charged a 20% performance fee after reaching a certain performance benchmark. If the annual returns for the Fund did not reflect the performance fees for the years the predecessor partnership charged a performance fee, returns would be higher. The Fund’s shareholders will not be charged a performance fee. The predecessor partnership’s performance is only for periods before the Fund’s registration statement was effective, which was April 30, 2003. During those periods, the predecessor partnership was not registered under the Investment Company Act of 1940 and was not subject to its requirements or the requirements of the Internal Revenue Code relating to regulated investment companies, which, if it were, might have adversely affected its performance.

[3]
Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[4]
Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares, which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns for the Institutional Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

June 30, 2014 (Unaudited)	Baron Partners Fund

TOP TEN HOLDINGS AS OF JUNE 30, 2014
Percent of Total
Investments
Tesla Motors Inc.	7.6%
Hyatt Hotels Corp.	7.1%
ITC Holdings Corp.	7.0%
Arch Capital Group Ltd.	6.6%
Air Lease Corp.	5.4%
Concho Resources, Inc.	5.4%
CarMax, Inc.	4.9%
Dick’s Sporting Goods, Inc.	4.6%
CoStar Group, Inc.	4.6%
The Charles Schwab Corp.	4.5%
57.7%

SECTOR BREAKDOWN AS OF JUNE 30, 2014† (as a percentage of total investments)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six-month period ended June 30, 2014, Baron Partners Fund gained 10.06%[1], significantly outperforming the Russell Midcap Growth Index, which gained 6.51%.

The Fund has also performed well since its conversion into an open end mutual fund on April 30, 2003. In the period since the Fund’s conversion through June 30, 2014, the Fund gained an annualized 15.06% versus an annualized 12.20% for the Russell Midcap Growth Index. The Fund also has meaningfully outperformed the Russell Midcap Growth Index since its inception on January 31, 1992, gaining an annualized 13.51%* compared to an annualized 9.70% for its index.

Baron Partners Fund invests primarily in U.S. companies of any size with significant long-term growth potential. We believe our process can identify investment opportunities that are attractively priced relative to future prospects. The Fund is nondiversified, so its top 10 holdings are expected to comprise a significant percentage of the portfolio, and the Fund uses leverage, both of which increase risk.

The six-month period was marked by a rotation among sectors and sub-asset classes driven by profit taking. Last year, the best performers were small cap growth companies. This year to date, small cap growth performance has been more or less flat, as investors rotated into value and larger cap stocks. Likewise, subindustries that did well last year, like health care technology, Internet software & services, and Internet retail, lagged in the first half of this year. Other areas in which we also invest that underperformed in 2013 are now leading the market, including energy, emerging markets and real estate (REITs in particular). Since we invest based on fundamentals – open-ended growth opportunities, significant competitive advantages, and talented management teams – we used the sell-off as an opportunity to purchase or add to existing holdings at what we consider to be attractive prices.

At the sector level, the Fund’s investments in Health Care, Energy and Consumer Discretionary were the largest contributors to performance. Information Technology was the only detractor in the period.

The largest individual contributor was Illumina, Inc., the leader in next generation DNA sequencing platforms. The stock’s 61.4% return represented more than 28% of the Fund’s total six-month return. Performance was driven by strong financial results and 2014 guidance. The company’s announcement of multiple new product introductions, including a new ultra-high throughput sequencing platform that is the first to sequence a full human genome for less than $1,000, is generating momentum as well. We believe Illumina holds an effective monopoly on DNA sequencing at a time when demand is accelerating.

Dick’s Sporting Goods, Inc., a sporting goods retailer, was the largest individual detractor. The company reported a sales shortfall in the hunting and golf categories, while other higher margin product segments had sales growth exceeding industry averages. A generally weak consumer outlook and increased competition from e-commerce are also feeding into investor concerns about the strength of the traditional retail sector. We believe the hunting and golf issues are temporary and have conviction based on the company’s ability to take market share from its competitors and grow its online presence.

We expect to continue to establish long positions in securities that, in our opinion, have favorable price-to-value characteristics based on our assessment of their prospects for future growth and profitability.

†
Industry sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

*	Please see Footnote 2 on page 2.

Baron Focused Growth Fund (Unaudited)	June 30, 2014

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON FOCUSED GROWTH FUND† (RETAIL SHARES) IN RELATION TO THE RUSSELL 2500 GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2014
						Since
						Inception
	Six	One	Three	Five	Ten	(May 31,
	Months*	Year	Years	Years	Years	1996)
Baron Focused Growth Fund — Retail Shares[1,2,3]	2.22%	18.29%	11.56%	17.14%	11.12%	11.83%
Baron Focused Growth Fund — Institutional Shares[1,2,3,4]	2.34%	18.60%	11.84%	17.43%	11.26%	11.91%
Russell 2500 Growth Index[1]	3.97%	26.26%	14.88%	21.65%	9.94%	7.63%
S&P 500 Index[1]	7.14%	24.61%	16.58%	18.83%	7.78%	8.10%

†
The Fund’s historical performance was impacted by gains from IPOs and/or secondary offerings. There is no guarantee that these results can be repeated or that the Fund’s level of participation in IPOs and secondary offerings will be the same in the future.

*	Not annualized.

[1]
The indexes are unmanaged. The Russell 2500TM Growth Index measures the performance of small to medium-sized companies that are classified as growth and the S&P 500 Index of 500 widely held large-cap U.S. companies. The indexes and Baron Focused Growth Fund are with dividends, which positively impact the performance results.

[2]
Reflects the actual fees and expenses that were charged when the Fund was a partnership. The predecessor partnership charged a 15% performance fee through 2003 after reaching a certain performance benchmark. If the annual returns for the Fund did not reflect the performance fees for the years the predecessor partnership charged a performance fee, the returns would be higher. The Fund’s shareholders will not be charged a performance fee. The predecessor partnership’s performance is only for periods before the Fund’s registration statement was effective, which was June 30, 2008. During those periods, the predecessor partnership was not registered under the Investment Company Act of 1940 and was not subject to its requirements or the requirements of the Internal Revenue Code relating to regulated investment companies, which, if it were, might have adversely affected its performance.

[3]
Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses (by contract as long as BAMCO, Inc. is the Adviser to the Fund) and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[4]
Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares, which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns for the Institutional Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

June 30, 2014 (Unaudited)	Baron Focused Growth Fund

TOP TEN HOLDINGS AS OF JUNE 30, 2014
Percent of Total
Investments
Colfax Corp.	7.4%
Hyatt Hotels Corp.	7.3%
Vail Resorts, Inc.	5.2%
Genesee & Wyoming, Inc.	5.0%
Pinnacle Entertainment, Inc.	4.5%
FactSet Research Systems, Inc.	4.5%
ITC Holdings Corp.	4.4%
Manchester United plc	4.4%
CarMax, Inc.	4.2%
Helmerich & Payne, Inc.	4.1%
51.0%

SECTOR BREAKDOWN AS OF JUNE 30, 2014† (as a percentage of total investments)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six-month period ended June 30, 2014, Baron Focused Growth Fund gained 2.22%[1], while the Russell 2500 Growth Index gained 3.97%.

Since its inception on May 31, 1996 through June 30, 2014, the Fund has significantly outperformed the Russell 2500 Growth Index, gaining an annualized 11.83%* compared to an annualized 7.63% for its index.

Baron Focused Growth Fund invests in a non-diversified portfolio of companies that we believe are well-capitalized, have exceptional management, significant growth potential, and sustainable barriers to competition. The Fund is non-diversified, so the top ten holdings are expected to comprise a significant percentage of the Fund.

The six-month period was marked by a rotation among sectors and sub-asset classes driven by profit taking. Last year, the best performers were small cap growth companies. This year to date, small cap growth performance has been more or less flat, as investors rotated into value and larger cap stocks. Likewise, sub-industries that did well last year, like health care technology, Internet software & services, and Internet retail, lagged in the first half of this year. Other areas in which we also invest that underperformed in 2013 are now leading the market, including energy, emerging markets and real estate (REITs in particular). Since we invest based on fundamentals – open-ended growth opportunities, significant competitive advantages, and talented management teams – we used the sell-off as an opportunity to purchase or add to existing holdings at what we consider to be attractive prices.

At the sector level, the Fund’s investments in Industrials, Energy and Telecommunication Services were the largest contributors to performance. Information Technology and Consumer Discretionary were the biggest detractors.

Hyatt Hotels Corp., a global lodging company, was the largest individual contributor to Fund performance during the period. Shares increased on reports of strong earnings growth driven by an uptick in group business bookings. Hyatt has also benefited from the sale of non-core assets, generating excess cash that Hyatt has used to accelerate share repurchases and purchase assets in new locations. We think the company has a long runway of future growth, given its under-penetration in certain markets, its hefty pipeline of projects, and a strong balance sheet.

The biggest detractor during the period was Benefitfocus, Inc., the leading provider of cloud-based benefits software. After more than doubling in 2013, Benefitfocus shares gave back some gains, as investors digested higher planned investment spending. The company, which offers an integrated suite of solutions to help customers more efficiently shop, enroll, manage, and exchange benefits information, serves an addressable market that is more than 100 times larger than its current business, which we think should allow it to compound revenue at more than 30% annually.

We expect to continue to establish positions in small and mid-sized businesses that, in our opinion, have favorable price-to-value characteristics based on our assessment of prospects for future growth and profitability.

†
Industry sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

*	Please see Footnote 2 on page 4.

Baron International Growth Fund (Unaudited)	June 30, 2014

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON INTERNATIONAL GROWTH FUND (RETAIL SHARES) IN RELATION TO THE MSCI ACWI EX USA IMI GROWTH INDEX AND THE MSCI ACWI EX USA INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2014
					Since
					Inception
	Six	One	Three	Five	(December 31,
	Months*	Year	Years	Years	2008)
Baron International Growth Fund — Retail Shares[1,2]	5.39%	24.64%	7.58%	15.44%	16.07%
Baron International Growth Fund — Institutional Shares[1,2,3]	5.51%	25.01%	7.85%	15.73%	16.35%
MSCI ACWI ex USA IMI Growth Index[1]	5.02%	20.05%	5.58%	11.70%	13.21%
MSCI ACWI ex USA Index[1]	5.56%	21.75%	5.73%	11.11%	12.69%

*	Not annualized.

[1]

The MSCI ACWI ex USA indexes cited are unmanaged, free float-adjusted market capitalization weighted indexes. The MSCI ACWI ex USA IMI Growth Index Net USD measures the performance of large-, mid- and small-cap growth securities across developed and emerging markets, excluding the United States. The MSCI ACWI ex USA Index Net USD measures the equity market performance of large and mid-cap securities across developed and emerging markets, excluding the United States. The indexes and Baron International Growth Fund include reinvestment of dividends, net of foreign withholding taxes, which positively impact the performance results.

[2]
Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses (by contract as long as BAMCO, Inc. is the Adviser to the Fund) and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]
Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares, which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns for the Institutional Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

June 30, 2014 (Unaudited)	Baron International Growth Fund

TOP TEN HOLDINGS AS OF JUNE 30, 2014
Percent of
Net Assets
RIB Software AG	3.0%
Eurofins Scientific SE	2.6%
SoftBank Corp.	2.5%
Constellation Software, Inc.	2.4%
Grifols SA	2.4%
Kroton Educacional SA	2.2%
Agilent Technologies, Inc.	2.1%
Smiles SA	2.1%
Check Point Software Technologies Ltd.	2.1%
Steinhoff International Holdings Ltd.	2.1%
23.5%

SECTOR BREAKDOWN AS OF JUNE 30, 2014† (as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six-month period ended June 30, 2014, Baron International Growth Fund gained 5.39%[1], outperforming the MSCI ACWI ex USA IMI Growth Index, which gained 5.02%.

Baron International Growth Fund is a diversified fund that invests for the long term primarily in securities of non-U.S. growth companies. The Fund expects to diversify among several developed countries and developing countries throughout the world, although the Fund’s total exposure to developing countries will not exceed 30%. The Fund may purchase securities of companies of any size.

After a slow start, global equities picked up steam over the course of the first six months of 2014, driven partly by declining sovereign bond yields worldwide. While U.S. Federal Reserve tapering continues amidst a steady domestic economy and a tightening labor market, Japan remains on course with bold monetary stimulus and at least the possibility of market-friendly economic reform. The European Central Bank unveiled a long-term refinancing operation for non-financial private sector companies, and has indicated a willingness to engage in direct purchases of asset-backed securities if warranted, which we believe was a key driver of the recent record lows across most European sovereign bond yields.

We are monitoring what appears to be a deteriorating geopolitical environment, where we have seen instability in a number of developing regions. Regardless of the risks to the current equilibrium, razor-thin sovereign bond yields have now moved below dividend yields in many markets, a fairly rare phenomenon that we believe is not likely to sustain in the long run. Therefore, we believe there is a strong likelihood that global equity values will continue to rise in the near term.

On a sector basis, the largest contributors to performance were Consumer Discretionary, Information Technology, Health Care and Energy. Financials and Telecommunication Services detracted. On a country basis, the largest contributors to performance were Brazil, Germany and India. Top detractors included Japan, and to a lesser extent, China and Israel.

RIB Software AG, a leading provider of construction and building information modeling software, was the Fund’s largest contributor. Shares rose significantly in the period, carrying forward RIB’s strong performance from 2013. Despite the superior product, adoption had been slow. In 2013, RIB began allowing new clients to try the software in a mobile lab, dramatically shortening the sales process from one year to just 100 days. Since then, the company has reported a sharp increase in the number of new contracts.

The Fund’s largest detractor was Sina Corporation, an operator of a leading Chinese Internet portal that also controls the country’s biggest Twitter-like service, SINA Weibo. Performance was hurt by concerns over slowing user growth and the dilutive impact of the IPO of SINA Weibo, as well as the government’s revocation of two licenses that will impact Sina’s video and book publishing business in the coming months. We believe Sina is trading at a significant discount to asset value and SINA Weibo’s earnings potential is not reflected in the stock price.

We expect to continue investing alongside visionary entrepreneurs running quality businesses with attractive growth potential, capital-efficient business models, and exemplary corporate governance.

†
Industry sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Real Estate Fund (Unaudited)	June 30, 2014

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON REAL ESTATE FUND (RETAIL SHARES) IN RELATION TO THE MSCI USA IMI EXTENDED REAL ESTATE INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2014
				Since
				Inception
	Six	One	Three	(December 31,
	Months*	Year	Years	2009)
Baron Real Estate Fund — Retail Shares[1,2]	9.35%	27.11%	22.91%	22.86%
Baron Real Estate Fund — Institutional Shares[1,2]	9.50%	27.45%	23.21%	23.16%
MSCI USA IMI Extended Real Estate Index[1]	8.29%	16.22%	14.86%	16.27%
S&P 500 Index[1]	7.14%	24.61%	16.58%	15.78%

*	Not annualized.

[1]
The MSCI USA IMI Extended Real Estate Index is a custom index calculated by MSCI for, and as requested by, BAMCO, Inc. The index includes real estate and real estate-related GICS classification securities. MSCI makes no express or implied warranties or representation and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed or produced by MSCI. The S&P 500 Index measures the performance of 500 widely held large-cap U.S. companies. The indexes and Baron Real Estate Fund are with dividends, which positively impact the performance results.

[2]
Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses (by contract as long as BAMCO, Inc. is the Adviser to the Fund) and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

June 30, 2014 (Unaudited)	Baron Real Estate Fund

TOP TEN HOLDINGS AS OF JUNE 30, 2014
Percent of
Net Assets
Starwood Hotels & Resorts Worldwide, Inc.	5.0%
Brookdale Senior Living, Inc.	4.8%
Emeritus Corp.	4.7%
Hyatt Hotels Corp.	3.8%
CBRE Group, Inc.	3.7%
Wyndham Worldwide Corp.	3.7%
Home Depot, Inc.	3.7%
Jones Lang LaSalle, Inc.	3.4%
Capital Senior Living Corp.	3.4%
Las Vegas Sands Corp.	2.9%
39.1%

SECTOR BREAKDOWN AS OF JUNE 30, 2014† (as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six-month period ended June 30, 2014, Baron Real Estate Fund gained 9.35%[1], outperforming the MSCI USA IMI Extended Real Estate Index, which gained 8.29%. Since its inception on December 31, 2009 through June 30, 2014, the Fund also significantly outperformed its index, generating an annualized return of 22.86%, compared with an annualized return of 16.27% for the index.

Baron Real Estate Fund is a non-diversified fund that invests broadly in real estate and real estate-related companies of all sizes. The Fund seeks to invest in well-managed companies that we believe have significant long-term growth opportunities. The Fund’s investment universe extends beyond real estate investment trusts (REITs) to include a more comprehensive group of real estate and real estate-related companies. These include hotels, senior housing operators, casino and gaming operators, tower operators, infrastructure-related companies and master limited partnerships (MLPs), data centers, building products companies, real estate service companies, and real estate operating companies.

Our investments in REITs and senior housing operators and health care service providers contributed the most to returns in the period, followed by hotels & leisure and real estate service companies. Only homebuilders, land developers, and building products/services detracted slightly from performance.

Following disappointing performance in 2013, REITs performed well in the first half of 2014 due primarily to historically low interest rates. We have increased the Fund’s investments in REITs by about 400 basis points since the beginning of 2014. Generally, we continue to hold the view that REITs will be relatively more vulnerable to an eventual rise in interest rates, and are therefore monitoring our REIT exposure accordingly. However, if interest rates remain low, REITs may continue to outperform.

Performance of senior housing operators was driven largely by favorable industry consolidation developments. We believe these companies are poised to benefit from attractive demographic trends, our expectation for a cyclical economic and housing market recovery, modest construction activity, favorable valuations, and perhaps further industry consolidation.

We believe our hotels & leisure investments remain well-positioned amid expectations of solid demand, low supply forecasts, and reasonable current stock valuations. In our opinion, as economic growth improves, hotels should benefit from higher occupancy and the opportunity to increase nightly rates, both resulting in strong cash flow growth.

Real estate services companies benefited from the ongoing recovery of the commercial real estate market. We believe these companies offer strong open-ended growth potential at fair valuations, and that the current recovery cycle still has a long runway ahead.

The Fund’s largest contributor was senior housing provider Emeritus Corp., whose shares climbed on the announcement of a planned merger with Brookdale Senior Living, Inc., in a deal valued at $2.8 billion, representing a 32% premium to Emeritus’ trading price. The deal, which is slated to close later in 2014, will create the largest and only nationally branded senior housing provider in the U.S. Given demographics and increasing consumer acceptance of senior housing, we believe prospects for the combined company are positive.

The Fund’s largest detractor was Essent Group, Inc., which provides credit protection on residential mortgages. Shares declined because of a slowdown in mortgage originations due to cold weather, low housing inventory and higher mortgage rates. We believe Essent’s earnings growth will improve as the housing market recovers and the government pulls back from the mortgage finance market.

We seek to establish positions in real estate and real estate-related companies that we believe have exceptional management, sustainable competitive advantages, and compelling valuations.

†
Industry sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Emerging Markets Fund (Unaudited)	June 30, 2014

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON EMERGING MARKETS FUND (RETAIL SHARES) IN RELATION TO THE MSCI EM IMI GROWTH INDEX AND THE MSCI EM IMI INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2014
				Since
				Inception
	Six	One	Three	(December 31,
	Months*	Year	Years	2010)
Baron Emerging Markets Fund — Retail Shares[1,2]	8.41%	23.62%	8.48%	6.98%
Baron Emerging Markets Fund — Institutional Shares[1,2]	8.48%	23.91%	8.72%	7.21%
MSCI EM IMI Growth Index[1]	6.52%	14.27%	0.84%	0.83%
MSCI EM IMI Index[1]	6.48%	14.31%	-0.27%	-0.14%

*	Not annualized.

[1]
The MSCI EM (Emerging Markets) IMI indexes cited are unmanaged, free float-adjusted market capitalization indexes. The MSCI EM (Emerging Markets) IMI Growth Index Net USD and the MSCI EM (Emerging Markets) IMI Index Net USD are designed to measure equity market performance of large-, mid- and small-cap securities in the emerging markets. The MSCI EM (Emerging Markets) IMI Growth Index Net USD screens for growth-style securities. The indexes and Baron Emerging Markets Fund include reinvestment of dividends, net of foreign withholding taxes, which positively impact the performance results.

[2]
Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses (by contract as long as BAMCO, Inc. is the Adviser to the Fund) and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent without which performance would have been lower.

June 30, 2014 (Unaudited)	Baron Emerging Markets Fund

TOP TEN HOLDINGS AS OF JUNE 30, 2014
Percent of
Net Assets
Steinhoff International Holdings Ltd.	2.6%
Smiles SA	2.6%
Biostime International Holdings Ltd.	2.2%
Kroton Educacional SA	2.1%
Cetip SA - Mercados Organizados	2.0%
Haitong Securities Co., Ltd.	2.0%
Divi’s Laboratories Ltd.	2.0%
Tower Bersama Infrastructure Tbk PT	1.9%
Fomento Económico Mexicano, S.A.B. de C.V.	1.8%
Torrent Pharmaceuticals Ltd.	1.7%
20.9%

SECTOR BREAKDOWN AS OF JUNE 30, 2014† (as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six months ended June 30, 2014, Baron Emerging Markets Fund gained 8.41%[1], outperforming the MSCI EM IMI Growth Index, which gained 6.52%. Over the past 12-month period, the Fund gained 23.62% while its index increased 14.27%.

Baron Emerging Markets Fund is a diversified fund that invests for the long term primarily in companies of any size that have their principal business activities or trading markets in developing countries. The Fund may invest up to 20% of its net assets in the U.S., other developed countries, and Frontier Countries. The Fund seeks to invest in companies that have significant long-term growth prospects and to purchase them at prices we believe to be favorable.

After a slow start, emerging market equities picked up speed over the first half of 2014, driven in large part by declining sovereign bond yields worldwide. Razor-thin sovereign bond yields have now moved below dividend yields in many markets, a fairly rare phenomenon which we believe is not likely to sustain in the long run. As a result, we believe there is a strong likelihood that global equity values continue to rise in the near term. Indeed, the decline in sovereign yields extended to the emerging markets, which we believe was a key factor in the return of emerging market equity leadership.

Further progress on the reform agenda, which is now broadening out beyond China and Mexico to include India, Indonesia, and possibly even Brazil, contributed to performance as well. A possible threat to this current equilibrium is what appears to be a deteriorating geopolitical environment, where we have seen instability in a number of developing regions.

On a regional basis, the Fund’s investments in Brazil and India were the largest contributors to performance by a sizable margin. After outperforming in 2013, our investments in China pulled back in the first half of 2014.

On a sector basis, the largest contributors were Consumer Discretionary, Financials, Industrials and Health Care. Consumer Staples detracted in the six-month period.

The Fund’s largest contributor was Smiles SA, a Brazil-based frequent flyer program. Smiles posted solid volume growth and earnings results that beat consensus expectation, and announced plans for a special dividend, equivalent to a 20% dividend yield. We believe the company has a strong runway for growth, given the underpenetration of air transportation and loyalty programs in Brazil.

Chinese infant formula company Biostime International Holdings Ltd. was the Fund’s biggest detractor in the period. The industry has experienced a marked slowdown due to a contamination scare associated with a New Zealand dairy cooperative in late 2013, from which Biostime does not source. As a fast growing player in China’s baby care industry, we believe Biostime will benefit from increased sales of infant formula and is well-positioned to double earnings in the next three-to-four years.

We continue to believe that market friendly economic, labor and financial reform across many emerging market countries is the key long-term catalyst for sustainable growth and value creation in the developing world, and we are pleased to report that this theme seems to be gaining momentum as we progress through a heavy election year.

†
Industry sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Energy and Resources Fund (Unaudited)	June 30, 2014

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON ENERGY AND RESOURCES FUND (RETAIL SHARES) IN RELATION TO THE S&P NORTH AMERICAN NATURAL RESOURCES SECTOR INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2014
			Since
			Inception
	Six	One	(December 31,
	Months*	Year	2011)
Baron Energy and Resources Fund — Retail Shares[1,2]	20.95%	43.24%	15.50%
Baron Energy and Resources Fund — Institutional Shares[1,2]	21.07%	43.63%	15.77%
S&P North American Natural Resources Sector Index[1]	16.43%	33.14%	13.95%
S&P 500 Index[1]	7.14%	24.61%	22.04%

*	Not annualized.

[1]
The indexes are unmanaged. The S&P 500 North American Natural Resources Sector Index measures the performance of U.S.-traded natural resources-related stocks, including mining, energy, paper and forest products, and plantation owning companies. The S&P 500 Index measures the performance of 500 widely held large-cap U.S. companies. The indexes and Baron Energy and Resources Fund are with dividends, which positively impact the performance results.

[2]
Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses (by contract as long as BAMCO, Inc. is the Adviser to the Fund) and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

June 30, 2014 (Unaudited)	Baron Energy and Resources Fund

TOP TEN HOLDINGS AS OF JUNE 30, 2014
Percent of
Net Assets
Bonanza Creek Energy, Inc.	4.0%
Concho Resources, Inc.	3.8%
Atlas Energy, L.P.	3.7%
Halliburton Co.	3.5%
Flotek Industries, Inc.	3.5%
Oasis Petroleum, Inc.	3.2%
Rose Rock Midstream, L.P.	3.2%
Gulfport Energy Corp.	2.8%
SM Energy Co.	2.8%
Forum Energy Technologies, Inc.	2.6%
33.1%

SECTOR BREAKDOWN AS OF JUNE 30, 2014† (as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six-month period ended June 30, 2014, Baron Energy and Resources Fund gained 20.95%[1], outperforming the S&P North American Natural Resources Sector Index, which rose 16.43%.

The Fund is a non-diversified fund that invests primarily in energy and resources companies of any market capitalization, including master limited partnerships (MLPs). The Fund invests primarily in U.S. securities and may invest up to 25% of its assets in non-U.S. securities. We select securities that we believe have favorable price-to-value characteristics, are well-managed and appropriately financed, and have significant long-term growth prospects and competitive advantages.

After two years of underperformance, the Energy sector came back strongly in March. Investor sentiment toward the industry became markedly more positive, driven by a surge in oil and gas prices, growth in U.S. oil and gas production, and signs that earnings and cash flow fundamentals for a broad range of Energy and Energy-related companies have turned more favorable in recent months. We think there is still a lot of potential liquidity in the market that could migrate toward Energy stocks in the months and years to come.

We continue to focus on companies that we believe are well-positioned to benefit from the four key trends that we think will drive long-term growth in the industry: 1) the development of unconventional oil & gas resources such as shales; 2) the increasing service and capital intensity of the exploration and production process; 3) the long-term opportunity in deepwater oilfield development; and 4) the investment opportunities in the oil and gas transportation and processing infrastructure.

The Fund’s investments in the oil & gas storage & transportation, oil & gas exploration & production, and oil & gas equipment & services sub-industries contributed the most to performance. The Industrials sector detracted in the six-month period.

Flotek Industries, Inc., a leading supplier of specialized chemicals to the Oil & Gas industry, was the Fund’s largest contributor in the period. Its proprietary citrus oil based products are experiencing rapid growth related to the boom in shale oil drilling in the U.S. and Canada. Flotek shares were up as investors are increasingly recognizing the significant revenue and earnings growth potential of its products. Flotek is still early in penetrating the market for its products, and we expect to see continued strong upside in the shares over time.

The Fund’s largest detractor was Chart Industries, Inc., a leading global manufacturer of highly engineered equipment used in production, storage and end-use of natural and industrial gases. Chart shares fell as the company saw some delays in large projects, which negatively impacted forward year results and 2014 guidance. As the global development of liquid natural gas (LNG) infrastructure continues to accelerate, Chart will have the opportunity to increase capacity and profitability. We still believe that LNG prices will climb over the long term and see Chart as a direct beneficiary.

We are confident in the long-term growth opportunities within Energy and think the portfolio is well-positioned given our assessment of commodity prices, economic factors, and valuations.

†
Industry sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Global Advantage Fund (Unaudited)	June 30, 2014

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON GLOBAL ADVANTAGE FUND† (RETAIL SHARES) IN RELATION TO THE MSCI ACWI GROWTH INDEX AND THE MSCI ACWI INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2014
			Since
			Inception
	Six	One	(April 30,
	Months*	Year	2012)
Baron Global Advantage Fund — Retail Shares[1,2]	6.14%	34.65%	18.10%
Baron Global Advantage Fund — Institutional Shares[1,2]	6.27%	34.93%	18.37%
MSCI ACWI Growth Index Net[1]	5.41%	23.06%	14.62%
MSCI ACWI Index Net[1]	6.18%	22.95%	15.60%

†

The Fund’s historical performance was impacted by gains from IPOs and/or secondary offerings. There is no guarantee that these results can be repeated or that the Fund’s level of participation in IPOs and secondary offerings will be the same in the future.

*	Not annualized.

[1]
The MSCI ACWI indexes cited are unmanaged, free float-adjusted market capitalization weighted indexes reflected in US dollars. The MSCI ACWI Growth Index Net USD measures the equity market performance of large- and mid-cap growth securities across developed and emerging markets. The MSCI ACWI Index Net USD measures the equity market performance of large- and mid-cap securities across developed and emerging markets. The indexes and the Baron Global Advantage Fund include reinvestment of dividends, net of foreign withholding taxes, which positively impact the performance results.

[2]
Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses (by contract as long as BAMCO, Inc. is the Adviser to the Fund) and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

June 30, 2014 (Unaudited)	Baron Global Advantage Fund

TOP TEN HOLDINGS AS OF JUNE 30, 2014
Percent of
Net Assets
Sarana Menara Nusantara Tbk PT	5.3%
Google, Inc.	5.1%
Facebook Inc.	4.4%
SoftBank Corp.	4.3%
Illumina, Inc.	4.3%
Amazon.com, Inc.	3.9%
Smiles SA	3.8%
Just Eat plc	3.7%
Cetip SA – Mercados Organizados	3.7%
TAL Education Group	3.7%
42.2%

SECTOR BREAKDOWN AS OF JUNE 30, 2014† (as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six-month period ended June 30, 2014, Baron Global Advantage Fund gained 6.14%[1], outperforming the MSCI ACWI Growth Index, which rose 5.41%.

Baron Global Advantage Fund is a diversified fund that invests primarily in growth companies of any size located throughout the world. We have a long-term mindset, conduct bottom-up research, and believe insights and perspective are more important than shortterm events or results. We invest in companies that we believe have favorable price-to-value and risk/reward characteristics, have strong free cash flow and returns on capital, are well-managed, and have sustainable competitive advantages.

After a slow start, the global markets picked up speed over the first six months of 2014. The upward trajectory was interrupted mid-period, with a market correction that lasted from March through May, producing significant stock price fluctuations. Typically, it is during these times that our investment theses and conviction levels truly get tested. We made significant changes to the portfolio. While most of our positions were left unchanged, we doubled down on a few investments where we had particularly high conviction and reduced the number of holdings from 50 to 39.

On a sector basis, the Fund’s investments in Health Care, Consumer Discretionary and Financials contributed the most to performance. Information Technology and, to a lesser extent, Industrials, detracted. From a country perspective, our holdings in Brazil, Russia, India, and China were top contributors. Our U.S. holdings, which comprise close to half of the portfolio, also contributed. Our investments in the U.K., Hong Kong, and Israel detracted.

The Fund’s top contributor in the period was Illumina, Inc., a leader in next generation DNA sequencing instruments and consumables. Performance was driven by better than expected financial results and strong 2014 financial guidance. The company’s announcement of multiple new product introductions, including a new ultra-high throughput sequencing platform called the HiSeq X Ten that is the first to sequence a full human genome for less than $1,000, is generating momentum as well.

Acxiom Corp., the leading provider of database marketing solutions and IT outsourcing services to large enterprise customers, detracted the most in the period. Shares of Acxiom declined due to slower-than-expected customer adoption of the company’s new Audience Operating System (AOS) platform, and weaker revenue guidance on its core database solutions business. We expect AOS growth to accelerate through the year and a re-focus on sales execution on the core database sales to improve the pipeline.

The portfolio is constructed on a bottom-up basis, with the quality of ideas and conviction level being the most important factors in determining the size of each individual investment. We continue to focus on identifying and investing in unique companies with sustainable competitive advantages and the ability to redeploy capital at high rates of return. We are optimistic about the long-term opportunities of the companies in which we are invested and continue to search for new ideas and investments.

†
Industry sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Partners Fund	June 30, 2014

STATEMENT OF NET ASSETS (Unaudited)

JUNE 30, 2014

Shares		Cost	Value

Common Stocks (113.88%)

Consumer Discretionary (33.60%)
	Automobile Manufacturers (8.82%)
675,000	Tesla Motors Inc.[1]	$139,824,903	$162,040,500

	Automotive Retail (5.66%)
2,000,000	CarMax, Inc.[1]	69,489,756	104,020,000

	Broadcasting (1.62%)
400,000	Discovery Communications, Inc., Cl A1	8,755,655	29,712,000

	Hotels, Resorts & Cruise Lines (8.29%)
2,500,000	Hyatt Hotels Corp., Cl A1	67,148,542	152,450,000

	Leisure Facilities (3.89%)
925,800	Vail Resorts, Inc.	27,801,851	71,453,244

	Specialty Stores (5.32%)
2,100,000	Dick’s Sporting Goods, Inc.	58,896,964	97,776,000

Total Consumer Discretionary		371,917,671	617,451,744

Energy (10.72%)
	Oil & Gas Drilling (4.43%)
700,000	Helmerich & Payne, Inc.	24,104,765	81,277,000

	Oil & Gas Exploration & Production (6.29%)
800,000	Concho Resources, Inc.[1]	66,533,353	115,600,000

Total Energy		90,638,118	196,877,000

Financials (22.67%)
	Asset Management & Custody Banks (5.93%)
2,200,000	The Carlyle Group	53,572,667	74,712,000
407,200	T. Rowe Price Group, Inc.	33,934,696	34,371,752

		87,507,363	109,083,752
	Investment Banking & Brokerage (5.20%)
3,550,000	The Charles Schwab Corp.	42,624,454	95,601,500

	Property & Casualty Insurance (7.66%)
2,450,000	Arch Capital Group Ltd.[1,2]	33,071,318	140,728,000

	Specialized REITs (3.88%)
2,097,245	Gaming and Leisure Properties, Inc.	68,376,557	71,243,413

Total Financials		231,579,692	416,656,665

Health Care (9.50%)
	Health Care Equipment (5.68%)
400,000	Edwards Lifesciences Corp.[1]	26,838,347	34,336,000
525,000	IDEXX Laboratories, Inc.[1]	45,812,786	70,124,250

		72,651,133	104,460,250
	Life Sciences Tools & Services (3.82%)
393,000	Illumina, Inc.[1]	21,587,710	70,166,220

Total Health Care		94,238,843	174,626,470

Shares		Cost	Value

Common Stocks (continued)

Industrials (16.96%)
	Industrial Machinery (0.91%)
201,687	The Middleby Corp.[1]	$15,562,569	$16,683,549

	Research & Consulting Services (4.90%)
1,500,000	Verisk Analytics, Inc., Cl A1	40,826,579	90,030,000

	Trading Companies & Distributors (11.15%)
3,004,866	Air Lease Corp.	101,578,986	115,927,730
1,800,000	Fastenal Co.	31,516,561	89,082,000

		133,095,547	205,009,730

Total Industrials		189,484,695	311,723,279

Information Technology (12.29%)
	Application Software (4.48%)
685,000	FactSet Research Systems, Inc.	39,877,102	82,391,800

	Internet Software & Services (5.32%)
617,542	CoStar Group, Inc.[1]	38,009,600	97,676,618

	IT Consulting & Other Services (2.49%)
649,000	Gartner, Inc.[1]	41,264,138	45,767,480

Total Information Technology		119,150,840	225,835,898

Utilities (8.14%)
	Electric Utilities (8.14%)
4,100,000	ITC Holdings Corp.	41,833,832	149,568,000

Total Common Stocks		1,138,843,691	2,092,739,056

Private Equity Investments (2.40%)

Financials (2.40%)
	Asset Management & Custody Banks (2.40%)
7,579,130	Windy City Investments Holdings, L.L.C.[1,3,4,5]	41,134,888	44,186,328

Total Investments (116.28%)		$1,179,978,579	2,136,925,384

Liabilities Less Cash and Other Assets (-16.28%)			(299,255,712)

Net Assets			$1,837,669,672

Retail Shares (Equivalent to $36.66 per share based on 36,432,189 shares outstanding)			$1,335,522,774

Institutional Shares (Equivalent to $37.15 per share based on 13,515,455 shares outstanding)			$502,146,898

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	At June 30, 2014, the market value of restricted and fair valued securities amounted to $44,186,328 or 2.40% of net assets. This security is not deemed liquid. See Note 6 regarding Restricted Securities.
[4]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI.
[5]	Level 3 security. See Note 7 regarding Fair Value Measurements.

All securities are Level 1, unless otherwise noted.

16	See Notes to Financial Statements.

June 30, 2014	Baron Focused Growth Fund

STATEMENT OF NET ASSETS (Unaudited)

JUNE 30, 2014

Shares		Cost	Value

Common Stocks (96.85%)

Consumer Discretionary (37.80%)
	Automotive Retail (4.18%)
160,000	CarMax, Inc. [1]	$4,693,294	$8,321,600

	Casinos & Gaming (4.56%)
360,509	Pinnacle Entertainment, Inc.[1]	7,020,464	9,077,617

	Hotels, Resorts & Cruise Lines (10.91%)
150,000	Choice Hotels International, Inc.	5,080,139	7,066,500
240,000	Hyatt Hotels Corp., Cl A1	7,807,007	14,635,200

		12,887,146	21,701,700

	Internet Retail (2.31%)
1,044,377	AO World plc (United Kingdom)[1,2]	5,364,779	4,602,418

	Leisure Facilities (5.28%)
136,230	Vail Resorts, Inc.	8,272,836	10,514,231

	Leisure Products (2.60%)
210,000	BRP, Inc. (Canada)[1,2]	5,303,082	5,175,952

	Movies & Entertainment (4.39%)
500,000	Manchester United plc, Cl A1,2,3	7,906,006	8,725,000

	Specialty Stores (3.57%)
152,500	Dick’s Sporting Goods, Inc.	4,219,565	7,100,400

Total Consumer Discretionary		55,667,172	75,218,918

Consumer Staples (4.98%)
	Household Products (1.76%)
50,000	Church & Dwight Co., Inc.	1,274,171	3,497,500

	Packaged Foods & Meats (3.22%)
80,000	TreeHouse Foods, Inc.[1]	5,584,620	6,405,600

Total Consumer Staples		6,858,791	9,903,100

Energy (4.08%)
	Oil & Gas Drilling (4.08%)
70,000	Helmerich & Payne, Inc.	3,338,878	8,127,700

Financials (6.30%)
	Asset Management & Custody Banks (3.41%)
200,000	The Carlyle Group	4,721,843	6,792,000

	Property & Casualty Insurance (2.89%)
100,000	Arch Capital Group Ltd.[1,2]	1,800,056	5,744,000

Total Financials		6,521,899	12,536,000

Health Care (2.03%)
	Health Care Distributors (2.03%)
34,000	Henry Schein, Inc.[1]	1,353,700	4,034,780

Industrials (18.20%)
	Industrial Machinery (7.49%)
200,000	Colfax Corp.[1]	6,735,985	14,908,000

	Railroads (5.01%)
95,000	Genesee & Wyoming, Inc., Cl A1	3,087,329	9,975,000

	Research & Consulting Services (2.72%)
90,000	Verisk Analytics, Inc., Cl A1	2,549,137	5,401,800

	Trading Companies & Distributors (2.98%)
120,000	Fastenal Co.	3,138,162	5,938,800

Total Industrials		15,510,613	36,223,600

Shares		Cost	Value

Common Stocks (continued)

Information Technology (14.55%)
	Application Software (8.73%)
45,000	Concur Technologies, Inc.[1]	$3,665,705	$4,200,300
75,000	FactSet Research Systems, Inc.	5,828,282	9,021,000
101,870	Guidewire Software, Inc.[1]	4,816,691	4,142,034

		14,310,678	17,363,334
	Internet Software & Services (5.82%)
106,934	Benefitfocus, Inc.[1]	3,036,812	4,942,490
42,000	CoStar Group, Inc.[1]	8,501,198	6,643,140

		11,538,010	11,585,630

Total Information Technology		25,848,688	28,948,964

Materials (4.51%)
	Construction Materials (2.59%)
105,000	CaesarStone Sdot-Yam Ltd.[1,2]	4,611,409	5,153,400

	Industrial Gases (1.92%)
35,000	Airgas, Inc.	2,176,188	3,811,850

Total Materials		6,787,597	8,965,250

Utilities (4.40%)
	Electric Utilities (4.40%)
240,000	ITC Holdings Corp.	5,358,002	8,755,200

Total Common Stocks		127,245,340	192,713,512

Preferred Stocks (3.70%)

Telecommunication Services (3.70%)
	Alternative Carriers (3.70%)
22,300	Iridium Communications Inc., Series B, 6.75%	5,814,082	7,362,122

Short Term Investments (0.18%)

Securities Lending Collateral (0.18%)
365,000	State Street Navigator Securities Lending Prime Portfolio[4,5]	365,000	365,000

Total Investments (100.73%)		$133,424,422	200,440,634

Liabilities Less Cash and Other
Assets (-0.73%)			(1,458,519)

Net Assets			$198,982,115

Retail Shares (Equivalent to $14.28 per share based on 3,373,528 shares outstanding)			$48,171,727

Institutional Shares (Equivalent to $14.43 per share based on 10,453,829 shares outstanding)			$150,810,388

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	The value on loan at June 30, 2014 amounted to $349,000 or 0.18% of net assets. See Note 2d regarding Securities Lending.
[4]	Represents investment of cash collateral received from securities lending transactions. See Note 2d regarding Securities Lending.
[5]	Level 2 security. See Note 7 regarding Fair Value Measurements.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	17

Baron International Growth Fund	June 30, 2014

STATEMENT OF NET ASSETS (Unaudited)

JUNE 30, 2014

Shares		Cost	Value

Common Stocks (95.72%)

Australia (2.75%)
105,000	Brambles Ltd.	$913,020	$909,899
50,869	Domino’s Pizza Enterprises Ltd.	371,035	1,029,370

Total Australia		1,284,055	1,939,269

Brazil (8.89%)
105,000	Anhanguera Educacional Participações SA	475,502	874,406
59,051	Cetip SA - Mercados Organizados	688,805	840,531
120,000	GOL Linhas Aéreas Inteligentes SA, ADR[1]	693,354	657,600
54,000	Kroton Educacional SA	380,652	1,514,298
70,000	Smiles SA	876,903	1,488,391
52,000	TOTVS SA	343,786	894,320

Total Brazil		3,459,002	6,269,546

Canada (5.71%)
6,600	Constellation Software, Inc.	965,153	1,682,148
25,000	Crescent Point Energy Corp.	1,063,398	1,107,961
29,000	Suncor Energy, Inc.	1,048,283	1,236,270

Total Canada		3,076,834	4,026,379

China (5.89%)
21,000	21Vianet Group, Inc., ADR[1]	235,814	629,370
474,971	Haitong Securities Co., Ltd., Cl H	700,465	735,401
2,500,000	Kingdee International Software Group Co. Ltd.[1]	340,555	819,313
20,000	Perfect World Co. Ltd., ADR	428,754	392,600
14,000	Sina Corporation[1]	682,055	696,780
57,500	Tencent Holdings Ltd.	101,016	879,148

Total China		2,488,659	4,152,612

France (4.35%)
6,000	Eurofins Scientific SE	363,491	1,845,269
14,000	Ingenico SA	224,422	1,218,267

Total France		587,913	3,063,536

Germany (11.46%)
4,500	Brenntag AG	692,884	804,121
35,000	Deutsche Post AG	702,081	1,265,713
14,000	Fuchs Petrolub SE	567,653	597,631
77,660	PATRIZIA Immobilien AG1	445,649	1,031,497
20,000	ProSiebenSat.1 Media AG	946,205	891,004
118,000	RIB Software AG	790,885	2,124,743
25,000	Symrise AG	313,128	1,362,283

Total Germany		4,458,485	8,076,992

Hong Kong (1.26%)
225,400	Wynn Macau Ltd.	296,122	887,012

India (4.60%)
25,000	Axis Bank Ltd.	581,281	797,593
210,000	DEN Networks Ltd.[1]	546,278	834,658
72,067	Hathway Cable and Datacom Ltd.[1]	210,644	379,117
30,000	Larsen & Toubro Ltd.	613,894	848,799
50,000	Sun TV Network Ltd.	357,194	381,536

Total India		2,309,291	3,241,703

Shares		Cost	Value

Common Stocks (continued)

Indonesia (2.14%)
350,000	Matahari Department Store Tbk PT	$432,994	$407,423
1,250,000	Sarana Menara Nusantara Tbk PT1	260,297	419,127
1,000,000	Tower Bersama Infrastructure Tbk PT	369,228	679,038

Total Indonesia		1,062,519	1,505,588

Ireland (1.35%)
17,000	Ryanair Holdings plc, ADR[1]	412,174	948,600

Israel (3.70%)
22,000	Check Point Software Technologies Ltd.[1]	1,072,479	1,474,660
18,000	Mellanox Technologies Ltd.[1]	700,701	627,480
15,000	SodaStream International Ltd.[1]	490,415	504,000

Total Israel		2,263,595	2,606,140

Japan (13.25%)
25,000	Bridgestone Corp.	480,797	874,834
85,000	Daiwa Securities Group, Inc.	827,003	735,847
7,800	FANUC Corp.	708,043	1,345,106
30,000	Kakaku.com, Inc.	262,395	525,640
32,000	Mitsui Fudosan Co. Ltd.	614,419	1,079,039
80,000	Rakuten, Inc.	1,090,392	1,033,710
15,000	Sanrio Co. Ltd.	481,671	435,763
23,500	SoftBank Corp.	794,072	1,749,770
50,000	Sony Financial Holdings, Inc.	805,778	852,870
155,000	Sumitomo Mitsui Trust Holdings, Inc.	709,054	708,405

Total Japan		6,773,624	9,340,984

Mexico (0.24%)
211,336	Agrinos AS1	957,702	172,270

Norway (3.32%)
30,000	DNB ASA	473,763	548,758
65,600	Opera Software ASA	421,332	874,831
27,624	Seadrill Partners, LLC	607,728	916,012

Total Norway		1,502,823	2,339,601

Russian Federation (1.26%)
25,000	Yandex N.V., Cl A1	688,424	891,000

South Africa (2.05%)
260,000	Steinhoff International Holdings Ltd.	1,213,107	1,448,519

Spain (3.47%)
38,000	Grifols SA, ADR	749,116	1,673,900
5,000	Inditex SA	745,728	769,547

Total Spain		1,494,844	2,443,447

Sweden (0.72%)
25,000	Lundin Petroleum AB1	355,350	505,871

18	See Notes to Financial Statements.

June 30, 2014	Baron International Growth Fund

STATEMENT OF NET ASSETS (Unaudited) (Continued)

JUNE 30, 2014

Shares		Cost	Value

Common Stocks (continued)

Switzerland (4.18%)
13,000	Compagnie Financière Richemont SA	$240,098	$1,364,062
22,067	Julius Baer Group Ltd.	562,219	909,753
9,000	Syngenta AG, ADR	408,857	673,200

Total Switzerland		1,211,174	2,947,015

United Kingdom (9.97%)
209,738	AO World plc[1]	995,050	924,285
20,000	Croda International plc	825,408	753,358
75,000	Domino’s Pizza Group plc	672,424	672,580
30,000	easyJet plc	679,563	700,818
40,000	Experian plc	242,809	676,345
75,000	Inchcape plc	639,289	814,413
16,000	Intertek Group plc	274,140	752,742
220,028	Just Eat plc[1]	948,611	960,218
135,000	Premier Oil plc	660,385	771,439

Total United Kingdom		5,937,679	7,026,198

United States (5.16%)
26,000	Agilent Technologies, Inc.	710,610	1,493,440
15,000	Arch Capital Group Ltd.[1]	293,022	861,600
3,000	Core Laboratories N.V.	127,140	501,180
75,000	Nomad Holdings Ltd.[1]	749,250	781,875

Total United States		1,880,022	3,638,095

Total Common Stocks		43,713,398	67,470,377

Warrants (0.05%)

United States (0.05%)
75,000	Nomad Holdings Ltd. Warrants Exp 4/10/2017[1]	750	33,750

Principal
Amount

Short Term Investments (4.02%)

$2,832,908	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/2014, 0.00% due 7/1/2014; Proceeds at maturity – $2,832,908; (Fully collateralized by $3,050,000 U.S. Treasury Note, 1.75% due 5/15/2023; Market value – $2,889,875)[2]	2,832,908	2,832,908

Total Investments (99.79%)		$46,547,056	70,337,035

Cash and Other Assets Less Liabilities (0.21%)			146,715

Net Assets			$70,483,750

Retail Shares (Equivalent to $19.93 per share
based on 1,097,681 shares outstanding)			$21,872,703

Institutional Shares (Equivalent to $20.10 per share
based on 2,418,604 shares outstanding)			$48,611,047

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Level 2 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.

All securities are Level 1, unless otherwise noted.

Summary of Investments by Sector	Percentage of
as of June 30,2014	Net Assets

Consumer Discretionary	24.9%
Information Technology	20.8
Financials	12.9
Industrials	12.6
Energy	7.2
Health Care	7.1
Materials	5.1
Telecommunication Services	4.0
Unclassified	1.2
Cash and Cash Equivalents*	4.2

100.0%

*	Includes short term investments.

See Notes to Financial Statements.	19

Baron Real Estate Fund	June 30, 2014

STATEMENT OF NET ASSETS (Unaudited)

JUNE 30, 2014

Shares		Cost	Value

Common Stocks (96.41%)

Consumer Discretionary (35.67%)
	Casinos & Gaming (7.42%)
541,850	Las Vegas Sands Corp.	$31,290,930	$41,299,807
961,017	Pinnacle Entertainment, Inc.[1]	16,290,835	24,198,408
198,200	Wynn Resorts Ltd.	25,624,890	41,138,392

		73,206,655	106,636,607
	Home Furnishings (2.18%)
226,520	Mohawk Industries, Inc.[1]	30,312,517	31,336,777

	Home Improvement Retail (5.44%)
653,207	Home Depot, Inc.	51,825,757	52,883,639
529,200	Lowe’s Companies, Inc.	21,535,101	25,396,308

		73,360,858	78,279,947
	Homebuilding (2.28%)
1,349,400	Brookfield Residential Properties, Inc.[1,2]	28,316,314	28,000,050
130,200	Toll Brothers, Inc.[1]	4,298,973	4,804,380

		32,615,287	32,804,430
	Hotels, Resorts & Cruise Lines (18.35%)
1,364,999	Diamond Resorts International, Inc.[1]	20,718,965	31,763,527
818,886	Extended Stay America, Inc.	17,821,804	18,965,400
898,900	Hyatt Hotels Corp., Cl A1	38,946,993	54,814,922
178,039	Marriott Vacations Worldwide Corp.[1]	8,057,025	10,438,426
722,400	Norwegian Cruise Line Holdings Ltd.[1,2]	20,923,106	22,900,080
887,350	Starwood Hotels & Resorts
	Worldwide, Inc.	60,366,597	71,715,627
704,700	Wyndham Worldwide Corp.	43,793,799	53,359,884

		210,628,289	263,957,866

Total Consumer Discretionary		420,123,606	513,015,627

Energy (0.70%)
	Oil & Gas Storage & Transportation (0.70%)
271,432	Golar LNG Partners L.P.[2]	8,618,762	10,002,269

Financials (33.46%)
	Diversified Real Estate Activities (1.24%)
403,900	Brookfield Asset Management, Inc., Cl A2	14,780,240	17,779,678

	Diversified REITs (1.10%)
148,600	Vornado Realty Trust	12,733,744	15,860,078

	Hotel & Resort REITs (4.22%)
433,500	LaSalle Hotel Properties	11,655,547	15,298,215
1,947,450	Strategic Hotels & Resorts, Inc.[1]	15,864,403	22,804,640
1,515,600	Sunstone Hotel Investors, Inc.	18,156,530	22,627,908

		45,676,480	60,730,763
	Mortgage REITs (1.43%)
706,757	Blackstone Mortgage Trust, Inc., Cl A	19,208,904	20,495,953

	Office REITs (3.47%)
943,386	CyrusOne, Inc.	20,156,937	23,490,311
595,886	Douglas Emmett, Inc.	14,022,825	16,815,903
87,100	SL Green Realty Corp.	7,457,121	9,529,611

		41,636,883	49,835,825
	Real Estate Development (1.27%)
115,777	The Howard Hughes Corp.[1]	14,011,053	18,273,084

	Real Estate Operating Companies (3.64%)
1,000,000	Forest City Enterprises, Inc., Cl A1	18,559,663	19,870,000
1,726,114	Kennedy Wilson Europe Real Estate plc
	(United Kingdom)[1,2,3]	29,710,342	32,494,783

		48,270,005	52,364,783
	Real Estate Services (9.37%)
1,679,000	CBRE Group, Inc., Cl A1	38,173,991	53,795,160
390,430	Jones Lang LaSalle, Inc.	37,171,257	49,346,448
1,180,700	Kennedy-Wilson Holdings, Inc.	19,285,994	31,666,374

		94,631,242	134,807,982
Shares		Cost	Value

Common Stocks (continued)

Financials (continued)
	Residential REITs (1.75%)
372,434	American Campus Communities, Inc.	$13,242,797	$14,241,876
1,016,888	Education Realty Trust, Inc.	9,912,699	10,921,377

		23,155,496	25,163,253
	Retail REITs (2.33%)
108,600	Simon Property Group, Inc.	15,831,421	18,058,008
442,800	Tanger Factory Outlet Centers, Inc.	14,535,649	15,484,716

		30,367,070	33,542,724
	Specialized REITs (2.13%)
155,550	Alexandria Real Estate Equities, Inc.[3]	10,306,502	12,076,902
206,396	American Tower Corp.	16,026,272	18,571,512

		26,332,774	30,648,414
	Thrifts & Mortgage Finance (1.51%)
1,083,659	Essent Group, Ltd.[1,2]	23,040,989	21,770,709

Total Financials		393,844,880	481,273,246

Health Care (12.91%)
	Health Care Facilities (12.91%)
2,073,000	Brookdale Senior Living, Inc.[1]	56,069,206	69,113,820
2,068,463	Capital Senior Living Corp.[1,4]	44,782,144	49,312,158
2,127,000	Emeritus Corp.[1]	54,952,603	67,319,550

Total Health Care		155,803,953	185,745,528

Industrials (2.04%)
	Building Products (2.04%)
2,062,300	Builders FirstSource, Inc.[1]	14,077,133	15,426,004
359,759	Owens Corning	13,443,960	13,915,478

Total Industrials		27,521,093	29,341,482

Information Technology (3.11%)
	Application Software (0.89%)
569,700	RealPage, Inc.[1]	11,937,386	12,806,856

	Internet Software & Services (0.18%)
16,164	CoStar Group, Inc.[1]	2,952,063	2,556,660

	IT Consulting & Other Services (2.04%)
139,504	Equinix, Inc.[1,3]	25,790,782	29,308,395

Total Information Technology		40,680,231	44,671,911

Materials (1.58%)
	Construction Materials (1.58%)
463,700	CaesarStone Sdot-Yam Ltd.[1,2]	12,140,817	22,758,396

Telecommunication Services (4.62%)
	Wireless Telecommunication Services (4.62%)
49,211,650	Sarana Menara Nusantara
	Tbk PT (Indonesia)[1,2]	12,509,675	16,500,743
262,600	SBA Communications Corp., Cl A1	20,853,350	26,863,980
34,047,909	Tower Bersama Infrastructure
	Tbk PT (Indonesia)[2]	17,742,224	23,119,837

Total Telecommunication Services		51,105,249	66,484,560

20	See Notes to Financial Statements.

June 30, 2014	Baron Real Estate Fund

STATEMENT OF NET ASSETS (Unaudited) (Continued)

JUNE 30, 2014

Shares		Cost	Value

Common Stocks (continued)

Utilities (2.32%)
	Electric Utilities (2.32%)
457,800	Brookfield Infrastructure Partners L.P.[2]	$16,989,780	$19,099,416
391,300	ITC Holdings Corp.	11,965,190	14,274,624

Total Utilities		28,954,970	33,374,040

Total Common Stocks		1,138,793,561	1,386,667,059

Principal
Amount

Short Term Investments (3.99%)

$57,345,407	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/2014, 0.00% due 7/1/2014; Proceeds at maturity – $57,345,407; (Fully collateralized by $61,815,000 U.S. Treasury Note, 1.625% due 11/15/2022; Market value – $58,492,444)[5]	57,345,407	57,345,407

Total Investments (100.40%)		$1,196,138,968	1,444,012,466

Liabilities Less Cash and Other
Assets (-0.40%)			(5,723,891)

Net Assets			$1,438,288,575

Retail Shares (Equivalent to $24.33 per share
based on 29,388,081 shares outstanding)			$715,039,195

Institutional Shares (Equivalent to $24.56 per share
based on 29,450,324 shares outstanding)			$723,249,380

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	The Adviser has reclassified/classified certain securities in or out of this sub-industry.
Such reclassifications/classifications are not supported by S&P or MSCI.
[4]	See Note 10 regarding “Affiliated” companies.
[5]	Level 2 security. See Note 7 regarding Fair Value Measurements.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	21

Baron Emerging Markets Fund	June 30, 2014

STATEMENT OF NET ASSETS

JUNE 30, 2014

Shares		Cost	Value

Common Stocks (90.21%)

Brazil (15.16%)
1,384,000	Anhanguera Educacional Participações SA	$8,879,903	$11,525,504
1,421,275	Cetip SA - Mercados Organizados	16,441,842	20,230,413
651,000	Estácio Participações SA	6,178,316	8,618,126
2,076,000	GOL Linhas Aéreas Inteligentes SA, ADR[1]	11,914,683	11,376,480
746,000	Kroton Educacional SA	13,446,764	20,919,738
403,000	Linx SA	8,052,130	9,446,196
351,000	M. Dias Branco SA	14,442,364	15,523,747
914,000	Multiplus SA	11,789,862	15,094,755
1,213,000	Smiles SA	18,821,095	25,791,690
725,000	TOTVS SA	11,398,815	12,468,884

Total Brazil		121,365,774	150,995,533

Canada (0.44%)
645,000	Africa Oil Corp.[1]	5,198,389	4,412,633

Chile (2.32%)
34,340,642	CFR Pharmaceuticals SA	7,521,584	11,270,628
2,615	CFR Pharmaceuticals SA 144A, ADR[2]	47,627	85,485
402,000	Sociedad Química y Minera de Chile SA, ADR	11,168,633	11,782,620

Total Chile		18,737,844	23,138,733

China (13.84%)
270,900	21Vianet Group, Inc., ADR[1]	5,181,778	8,118,873
2,906,000	Biostime International Holdings Ltd.	21,592,857	16,122,781
2,818,000	China Mengniu Dairy Co. Ltd.	13,292,850	13,016,670
12,861,000	Haitong Securities Co., Ltd., Cl H	20,158,733	19,912,779
30,480,000	Kingdee International Software Group Co. Ltd.[1]	9,408,671	9,989,058
520,000	Perfect World Co. Ltd., ADR	10,678,999	10,207,600
50,000	Qihoo 360 Technology Co. Ltd., ADR[1]	4,202,245	4,602,000
8,759,000	Shandong Weigao Group Medical Polymer Co. Ltd.	9,845,629	8,532,521
11,000,600	Sihuan Pharmaceutical Holdings Group Ltd.	4,507,007	6,699,374
184,400	Sina Corporation[1]	11,560,460	9,177,588
275,000	TAL Education Group, ADR[1]	7,081,595	7,562,500
858,000	Tencent Holdings Ltd.	11,177,543	13,118,420
201,500	WuXi PharmaTech (Cayman) Inc., ADR[1]	6,383,375	6,621,290
11,571,000	Yashili International Holdings Ltd.	5,351,536	4,210,134

Total China		140,423,278	137,891,588

Hong Kong (4.06%)
2,698,000	Luk Fook Holdings International Ltd.	9,077,656	7,902,121
7,818,000	Man Wah Holdings Ltd.	13,112,537	12,487,980
3,097,000	Melco International Development Ltd.	10,131,317	9,390,419
2,698,000	Wynn Macau Ltd.	11,145,836	10,617,387

Total Hong Kong		43,467,346	40,397,907

India (16.61%)
1,962,000	Amara Raja Batteries Ltd.	12,261,649	15,358,045
446,000	Axis Bank Ltd.	11,524,546	14,229,065
2,941,000	Crompton Greaves Ltd.	8,067,247	9,813,928
2,390,551	DEN Networks Ltd.[1]	6,486,058	9,501,392
10,063,000	Dish TV India Ltd.[1]	9,268,200	9,980,180
805,000	Divi’s Laboratories Ltd.	16,870,045	19,529,732
1,154,000	Hathway Cable and Datacom Ltd.[1]	5,093,897	6,070,756
521,000	Larsen & Toubro Ltd.	11,847,413	14,740,805
Shares		Cost	Value

Common Stocks (continued)

India (continued)
732,664	Lupin Ltd.	$12,037,496	$12,766,955
1,145,000	PVR Ltd.	10,358,816	12,735,971
1,594,000	Sun TV Network Ltd.	10,284,101	12,163,377
1,466,371	Torrent Pharmaceuticals Ltd.	13,496,197	17,311,443
2,304,000	Zee Entertainment Enterprises Ltd.	9,921,790	11,241,313

Total India		137,517,455	165,442,962

Indonesia (4.43%)
13,792,000	Bank Rakyat Indonesia (Persero) Tbk PT	9,680,342	12,012,012
10,401,000	Matahari Department Store Tbk PT	13,229,891	12,107,448
4,131,350	Sarana Menara Nusantara Tbk PT1	1,103,293	1,385,248
27,500,000	Tower Bersama Infrastructure Tbk PT	14,605,402	18,673,556

Total Indonesia		38,618,928	44,178,264

Korea, Republic of (6.88%)
38,000	CJ O Shopping Co., Ltd.	13,694,046	13,723,266
301,000	Grand Korea Leisure Co., Ltd.	12,690,525	12,375,568
236,800	KIA Motors Corp.	12,477,046	13,246,570
12,500	Samsung Electronics Co., Ltd.	16,666,319	16,332,279
343,000	WeMade Entertainment Co., Ltd.[1]	13,056,899	12,831,143

Total Korea, Republic of		68,584,835	68,508,826

Malaysia (0.19%)
1,000,300	Hartalega Holdings Bhd	2,102,619	1,934,557

Mexico (1.79%)
90,042	Agrinos AS1	344,476	73,398
190,000	Fomento Económico Mexicano S.A.B. de C.V., ADR	17,645,948	17,793,500

Total Mexico		17,990,424	17,866,898

Norway (1.16%)
865,000	Opera Software ASA	10,809,174	11,535,496

Philippines (4.12%)
14,105,000	Ayala Land, Inc.	9,116,472	9,855,727
2,698,000	BDO Unibank, Inc.	5,604,806	5,779,221
100,450,000	Metro Pacific Investments Corp.	10,599,712	11,529,313
3,922,000	Universal Robina Corp.	11,110,488	13,864,023

Total Philippines		36,431,478	41,028,284

Russian Federation (1.07%)
300,000	Yandex N.V., Cl A1	10,046,643	10,692,000

Singapore (1.20%)
5,500,000	Global Logistic Properties Ltd.	12,236,771	11,909,536

South Africa (5.36%)
560,000	Aspen Pharmacare Holdings Ltd.	14,378,245	15,738,448
442,000	Bidvest Group Ltd.	12,096,415	11,744,275
4,646,000	Steinhoff International Holdings Ltd.	20,713,125	25,883,921

Total South Africa		47,187,785	53,366,644

22	See Notes to Financial Statements.

June 30, 2014	Baron Emerging Markets Fund

STATEMENT OF NET ASSETS (Unaudited) (Continued)

JUNE 30, 2014

Shares		Cost	Value

Common Stocks (continued)

Taiwan, Province of China (8.76%)
6,371,000	Far EasTone Telecommunications Co., Ltd.	$13,617,082	$14,509,612
692,000	Ginko International Co., Ltd.	13,318,223	11,982,182
1,256,000	HIWIN Technologies Corp.	11,481,343	15,501,239
979,000	MediaTek Inc.	14,790,423	16,558,209
2,511,000	Novatek Microelectronics Corp.	11,133,675	12,362,416
767,000	Taiwan Semiconductor Manufacturing Co. Ltd., ADR	14,242,545	16,406,130

Total Taiwan, Province of China		78,583,291	87,319,788

Thailand (1.77%)
1,671,000	Bangkok Bank Public Co., Ltd., NVDR	9,432,162	9,936,928
12,254,000	L.P.N. Development PCL, Cl F	6,479,333	7,664,649

Total Thailand		15,911,495	17,601,577

United Arab Emirates (0.45%)
16,062,000	SHUAA Capital psc[1]	5,404,264	4,460,695

United Kingdom (0.60%)
4,625,000	Lekoil Ltd.[1]	5,426,900	6,015,570

Total Common Stocks		816,044,693	898,697,491

Preferred Stocks (0.04%)

India (0.04%)
30,983,400	Zee Entertainment Enterprises Ltd., 6% due 3/5/2022	367,971	391,510

Principal
Amount

Convertible Bonds (0.63%)

China (0.63%)
$50,000,000	Biostime International Holdings Ltd., 0.00% due 2/20/2019[1]	6,590,206	6,248,064

Principal
Amount		Cost	Value

Short Term Investments (11.33%)

$112,901,562	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/2014, 0.00% due 7/1/2014; Proceeds at maturity – $112,901,562; (Fully collateralized by $81,170,000 U.S. Treasury Bond, 7.625% due 11/15/2022; Market value – $115,159,938)[2]	$112,901,562	$112,901,562

Total Investments (102.21%)		$935,904,432	1,018,238,627

Liabilities Less Cash and Other Assets (-2.21%)			(21,970,706)

Net Assets			$996,267,921

Retail Shares (Equivalent to $12.51 per share based on 45,014,998 shares outstanding)			$562,986,327

Institutional Shares (Equivalent to $12.54 per share based on 34,542,809 shares outstanding)			$433,281,594

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Level 2 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.
NVDR	Non-Voting Depositary Receipt.
144A
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to policies and procedures approved by the Board of Trustees, unless otherwise noted. At June 30, 2014, the market value of Rule 144A securities amounted to $85,485 or 0.01% of net assets.

All securities are Level 1, unless otherwise noted.

Summary of Investments by Sector	Percentage of
as of June 30, 2014	Net Assets

Consumer Discretionary	27.0%
Information Technology	17.5
Financials	12.8
Health Care	11.3
Consumer Staples	8.7
Industrials	7.9
Telecommunication Services	3.5
Materials	1.2
Energy	1.0
Cash and Cash Equivalents*	9.1

100.0%

*	Includes short term investments.

See Notes to Financial Statements.	23

Baron Energy and Resources Fund	June 30, 2014

STATEMENT OF NET ASSETS (Unaudited)

JUNE 30, 2014

Shares		Cost	Value

Common Stocks (93.49%)

Energy (77.29%)
	Oil & Gas Drilling (2.08%)
8,346	Helmerich & Payne, Inc.	$608,600	$969,054
11,567	Seadrill Partners, LLC[2]	314,470	383,562

		923,070	1,352,616

	Oil & Gas Equipment & Services (18.11%)
10,039	CARBO Ceramics, Inc.	1,035,733	1,547,210
6,450	Core Laboratories N.V.[2]	985,532	1,077,537
47,042	Forum Energy Technologies, Inc.[1]	1,300,473	1,713,740
32,396	Halliburton Co.	1,653,572	2,300,440
5,943	National Oilwell Varco, Inc.	367,682	489,406
12,631	Oil States International, Inc.[1]	688,976	809,521
15,090	RigNet, Inc.[1]	554,019	812,144
45,557	Superior Energy Services, Inc.	1,252,654	1,646,430
64,800	Tesco Corp.[2]	1,255,550	1,382,832

		9,094,191	11,779,260

	Oil & Gas Exploration & Production (31.77%)
42,462	Africa Oil Corp. (Canada)[1,2]	288,924	290,495
4,239	Anadarko Petroleum Corporation	347,084	464,043
14,500	Antero Resources Corp.[1]	751,359	951,635
27,876	Athlon Energy, Inc.[1]	780,356	1,329,685
44,948	Bonanza Creek Energy, Inc.[1]	1,897,987	2,570,576
18,000	Cabot Oil & Gas Corp.	626,779	614,520
25,295	Cobalt International Energy, Inc.[1]	538,257	464,163
16,999	Concho Resources, Inc.[1]	1,695,120	2,456,356
6,068	EOG Resources, Inc.	492,744	709,106
29,136	Gulfport Energy Corp.[1]	1,743,749	1,829,741
65,302	Kodiak Oil & Gas Corp.[1,2]	638,948	950,144
375,400	Lekoil Ltd. (United Kingdom)[1,2]	400,689	488,269
11,649	Noble Energy, Inc.	718,226	902,332
37,538	Oasis Petroleum, Inc.[1]	1,593,276	2,097,999
48,800	Parsley Energy, Inc., Cl A1	929,029	1,174,616
48,500	RSP Permian, Inc.[1]	1,028,604	1,573,340
21,348	SM Energy Co.	1,449,073	1,795,367

		15,920,204	20,662,387

	Oil & Gas Refining & Marketing (1.33%)
11,078	Marathon Petroleum Corp.	928,799	864,859

	Oil & Gas Storage & Transportation (24.00%)
52,950	Atlas Energy, L.P.	2,412,797	2,376,396
18,935	Golar LNG Ltd.[2]	701,499	1,137,993
36,921	PBF Logistics LP1	938,027	1,016,066
11,340	Phillips 66 Partners LP	323,570	856,850
38,042	Rose Rock Midstream, L.P.	1,545,462	2,078,615
99,104	Scorpio Tankers Inc.[2]	913,315	1,007,888
5,133	Susser Petroleum Partners LP	130,595	240,892
42,540	Tallgrass Energy Partners, LP	1,099,619	1,650,552
7,346	Targa Resources Corp.	461,634	1,025,281
8,428	Tesoro Logistics LP	413,807	618,615
15,500	Valero Energy Partners LP	364,033	779,805
9,176	Western Gas Equity Partners LP	332,717	575,335
7,937	Western Gas Partners, LP	459,572	607,022
50,139	Western Refining Logistics, LP	1,330,205	1,640,047

		11,426,852	15,611,357

Total Energy		38,293,116	50,270,479

Industrials (7.83%)
	Construction & Engineering (2.17%)
18,800	Badger Daylighting Ltd. (Canada)[2]	630,212	619,296
27,502	Primoris Services Corp.	631,136	793,158

		1,261,348	1,412,454

	Diversified Support Services (1.30%)
33,862	Civeo Corporation[1]	697,322	847,566

	Electrical Components & Equipment (0.47%)
6,363	Polypore International, Inc.[1]	250,997	303,706

Shares		Cost	Value

Common Stocks (continued)

Industrials (continued)
	Industrial Machinery (2.95%)
15,194	Chart Industries, Inc.[1]	$1,236,428	$1,257,151
8,900	Flowserve Corp.	641,599	661,715

		1,878,027	1,918,866

	Trading Companies & Distributors (0.94%)
21,600	MRC Global, Inc.[1]	604,608	611,064

Total Industrials		4,692,302	5,093,656

Information Technology (1.90%)
	Internet Software & Services (0.34%)
11,809	Opower, Inc.[1]	253,193	222,600

	Semiconductor Equipment (1.56%)
44,700	SunEdison, Inc.[1]	897,986	1,010,220

Total Information Technology		1,151,179	1,232,820

Materials (6.07%)
	Diversified Metals & Mining (0.63%)
11,237	Freeport-McMoRan Copper & Gold, Inc.	390,365	410,151

	Specialty Chemicals (3.47%)
70,152	Flotek Industries, Inc.[1]	1,585,355	2,256,088

	Steel (1.97%)
30,217	SunCoke Energy, Inc.[1]	571,703	649,666
20,977	SunCoke Energy Partners LP	482,370	633,505

		1,054,073	1,283,171

Total Materials		3,029,793	3,949,410

Utilities (0.40%)
	Renewable Electricity (0.40%)
6,948	Abengoa Yield plc[1,2]	201,492	262,773

Total Common Stocks		47,367,882	60,809,138

Principal
Amount

Short Term Investments (5.96%)

$3,874,970	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/2014, 0.00% due 7/1/2014; Proceeds at maturity – $3,874,970; (Fully collateralized by $4,180,000 U.S. Treasury Note, 1.625% due 11/15/2022; Market value - $3,955,325)[3]	3,874,970	3,874,970

Total Investments (99.45%)		$51,242,852	64,684,108

Cash and Other Assets Less Liabilities (0.55%)			354,553

Net Assets			$65,038,661

Retail Shares (Equivalent to $14.32 per share based on 3,813,770 shares outstanding)			$54,621,393

Institutional Shares (Equivalent to $14.42 per share based on 722,586 shares outstanding)			$10,417,268

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	Level 2 security. See Note 7 regarding Fair Value Measurements.

All securities are Level 1, unless otherwise noted.

24	See Notes to Financial Statements.

June 30, 2014	Baron Global Advantage Fund

STATEMENT OF NET ASSETS (Unaudited)

JUNE 30, 2014

Shares		Cost	Value

Common Stocks (99.13%)

Brazil (7.46%)
18,367	Cetip SA – Mercados Organizados	$196,454	$261,436
12,663	Smiles SA	202,747	269,250

Total Brazil		399,201	530,686

Canada (3.44%)
2,056	Brookfield Asset Management, Inc., Cl A	67,930	90,505
604	Constellation Software, Inc.	139,461	153,942

Total Canada		207,391	244,447

China (9.35%)
1,037	Baidu, Inc., ADR[1]	143,994	193,722
4,150	Qunar Cayman Islands Ltd., ADR[1]	62,250	118,482
9,490	TAL Education Group, ADR[1]	216,236	260,975
3,846	Youku Tudou, Inc., ADR[1]	92,586	91,766

Total China		515,066	664,945

India (4.31%)
2,699	ICICI Bank Limited, ADR	95,316	134,680
3,291	Just Dial Ltd.[1]	49,159	79,984
2,625	MakeMyTrip, Ltd.[1]	52,793	92,216

Total India		197,268	306,880

Indonesia (8.55%)
1,116,770	Sarana Menara Nusantara Tbk PT1	321,392	374,454
343,836	Tower Bersama Infrastructure Tbk PT	157,981	233,478

Total Indonesia		479,373	607,932

Israel (2.70%)
5,499	Mellanox Technologies Ltd.[1]	216,341	191,695

Japan (4.35%)
4,156	SoftBank Corp.	324,658	309,449

Netherlands (1.72%)
1,316	ASML Holding N.V.	91,106	122,554

Norway (1.12%)
2,392	Seadrill Partners, LLC	54,857	79,319

Russian Federation (2.83%)
2,417	QIWI plc, ADR	83,717	97,478
2,921	Yandex N.V., Cl A1	84,280	104,104

Total Russian Federation		167,997	201,582

Spain (2.97%)
4,800	Grifols SA, ADR	192,456	211,440

Shares		Cost	Value

Common Stocks (continued)

United Kingdom (7.42%)
35,617	AO World plc[1]	$178,111	$156,959
6,934	ARM Holdings plc	113,571	104,547
61,037	Just Eat plc[1]	263,150	266,370

Total United Kingdom		554,832	527,876

United States (42.91%)
6,218	Acxiom Corp.[1]	128,573	134,868
853	Amazon.com, Inc.[1]	231,846	277,037
968	Arista Networks, Inc.[1]	41,624	60,394
4,765	Atlas Energy, L.P.	198,828	213,853
2,969	Benefitfocus, Inc.[1]	134,141	137,227
5,026	Coupons.com Incorporated[1]	80,416	132,234
4,702	Facebook Inc., Cl A1	126,568	316,398
636	Google, Inc., Cl C1	322,674	365,878
1,710	Illumina, Inc.[1]	74,766	305,303
3,304	Medidata Solutions, Inc.[1]	150,875	141,444
689	Monsanto Co.	56,646	85,946
2,020	Pacira Pharmaceuticals, Inc.[1]	149,936	185,557
5,126	PBF Logistics LP1	120,443	141,068
197	The Priceline Group, Inc. (formerly, priceline.com, Inc.)[1]	167,416	236,991
3,975	Tallgrass Energy Partners, LP	92,964	154,230
6,216	Xoom Corporation[1]	123,464	163,854

Total United States		2,201,180	3,052,282

Total Investments (99.13%)		$5,601,726	7,051,087

Cash and Other Assets Less Liabilities (0.87%)			61,756

Net Assets			$7,112,843

Retail Shares (Equivalent to $14.34 per share based on 223,045 shares outstanding)			$3,198,864

Institutional Shares (Equivalent to $14.41 per share based on 271,627 shares outstanding)			$3,913,979

%	Represents percentage of net assets.
[1]	Non-income producing securities.
ADR	American Depositary Receipt.

All securities are Level 1, unless otherwise noted.

Summary of Investments by Sector as	Percentage of
as of June 30, 2014	Net Assets

Information Technology	36.3%
Consumer Discretionary	21.7
Telecommunication Services	12.9
Health Care	11.9
Energy	8.3
Financials	6.8
Materials	1.2
Cash and Cash Equivalents	0.9

100.0%

See Notes to Financial Statements.	25

Baron Select Fund	June 30, 2014

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)

JUNE 30, 2014

			Baron
	Baron Partners	Baron Focused	International	Baron Real
	Fund	Growth Fund	Growth Fund	Estate Fund
Assets:
Investments in securities, at value*
Unaffiliated investments	$2,136,925,384	$200,440,634	$67,504,127	$1,337,354,901
“Affiliated” investments	—	—	—	49,312,158
Repurchase Agreements, at value**	—	—	2,832,908	57,345,407

Total investments, at value	2,136,925,384	200,440,634	70,337,035	1,444,012,466
Foreign currency, at value†	—	—	17,519	125
Cash	—	—	—	274,674
Receivable for shares sold	5,961,293	1,024,595	53,300	6,732,914
Dividends and interest receivable	457,393	87,775	99,937	1,225,396
Receivable for securities sold	—	—	149,272	—
Prepaid expenses	13,063	1,734	536	9,059

	2,143,357,133	201,554,738	70,657,599	1,452,254,634

Liabilities:
Payable for borrowings against line of credit	300,000,000	—	—	—
Due to custodian bank	2,636,749	2,174,304	—	—
Payable for securities purchased	1,570,317	—	53,691	12,884,645
Payable for shares redeemed	1,034,458	—	12,535	990,953
Investment advisory fees payable (Note 4)	228	382	117	157
Payable for collateral on loaned securities	—	365,000	—	—
Accrued capital gains taxes	—	—	67,728	—
Accrued expenses and other payables	445,709	32,937	39,778	90,304

	305,687,461	2,572,623	173,849	13,966,059

Net Assets	$1,837,669,672	$198,982,115	$70,483,750	$1,438,288,575

Net Assets consist of:
Paid-in capital	$1,234,305,303	$131,617,742	$43,880,151	$1,190,010,582
Undistributed net investment income	16,833,894	1,369,240	220,961	3,405,303
Undistributed (accumulated) net realized gain (loss) on investments and
foreign currency transactions	(370,416,330)	(1,021,079)	2,660,021	(3,000,811)
Net unrealized appreciation on investments, foreign capital gains tax and
foreign currency translations	956,946,805	67,016,212	23,722,617	247,873,501

Net Assets	$1,837,669,672	$198,982,115	$70,483,750	$1,438,288,575

Retail Shares:
Net Assets	$1,335,522,774	$48,171,727	$21,872,703	$715,039,195
Shares Outstanding ($0.01 par value; indefinite shares authorized)	36,432,189	3,373,528	1,097,681	29,388,081

Net Asset Value and Offering Price Per Share	$36.66	$14.28	$19.93	$24.33

Institutional Shares:
Net Assets	$502,146,898	$150,810,388	$48,611,047	$723,249,380
Shares Outstanding ($0.01 par value; indefinite shares authorized)	13,515,455	10,453,829	2,418,604	29,450,324

Net Asset Value and Offering Price Per Share	$37.15	$14.43	$20.10	$24.56

*Investments in securities, at cost:
Unaffiliated investments	$1,179,978,579	$133,424,422	$43,714,148	$1,094,011,417
“Affiliated” investments	—	—	—	44,782,144
**Repurchase agreements, at cost	—	—	2,832,908	57,345,407

Total investments in securities, at cost	$1,179,978,579	$133,424,422	$46,547,056	$1,196,138,968

†Foreign currency, at cost:	$—	$—	$17,503	$122

26	See Notes to Financial Statements.

June 30, 2014	Baron Select Funds

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited) (Continued)

JUNE 30, 2014

	Baron	Baron	Baron Global
	Emerging	Energy and	Advantage
	Markets Fund	Resources Fund	Fund

Assets:
Investments in securities, at value*	$905,337,065	$60,809,138	$7,051,087
Repurchase Agreements, at value**	112,901,562	3,874,970	—

Total investments, at value	1,018,238,627	64,684,108	7,051,087
Foreign currency, at value†	1,644,310	67	18
Receivable for shares sold	14,526,618	673,116	135,698
Dividends and interest receivable	672,221	11,357	5,053
Receivable for securities sold	947,485	7,639	842,992
Prepaid expenses	343,858	293	9

	1,036,373,119	65,376,580	8,034,857

Liabilities:
Due to custodian bank	—	—	887,881
Payable for securities purchased	35,454,442	285,435	78
Payable for shares redeemed	357,446	11,535	—
Investment advisory fees payable (Note 4)	796	—	—
Distribution fees payable (Note 4)	—	—	107
Accrued capital gains taxes	4,265,454	—	—
Accrued expenses and other payables	27,060	40,949	33,948

	40,105,198	337,919	922,014

Net Assets	$996,267,921	$65,038,661	$7,112,843

Net Assets consist of:
Paid-in capital	$925,459,243	$52,031,997	$5,624,729
Undistributed (accumulated) net investment income (loss)	(407,276)	16,104	12,155
Undistributed (accumulated) net realized gain (loss) on investments and
foreign currency transactions	(6,858,458)	(450,435)	26,461
Net unrealized appreciation on investments, foreign capital gains tax and
foreign currency translations	78,074,412	13,440,995	1,449,498

Net Assets	$996,267,921	$65,038,661	$7,112,843

Retail Shares:
Net Assets	$562,986,327	$54,621,393	$3,198,864
Shares Outstanding ($0.01 par value; indefinite shares authorized)	45,014,998	3,813,770	223,045

Net Asset Value and Offering Price Per Share	$12.51	$14.32	$14.34

Institutional Shares:
Net Assets	$433,281,594	$10,417,268	$3,913,979
Shares Outstanding ($0.01 par value; indefinite shares authorized)	34,542,809	722,586	271,627

Net Asset Value and Offering Price Per Share	$12.54	$14.42	$14.41

*Investments in securities, at cost	$823,002,870	$47,367,882	$5,601,726
**Repurchase agreements, at cost	112,901,562	3,874,970	—

Total investments, at cost	$935,904,432	$51,242,852	$5,601,726

†Foreign currency, at cost:	$1,641,515	$66	$18

See Notes to Financial Statements.	27

Baron Select Funds	June 30, 2014

STATEMENTS OF OPERATIONS (Unaudited)

FOR THE SIX MONTHS ENDED JUNE 30, 2014

			Baron
	Baron Partners	Baron Focused	International	Baron Real
	Fund	Growth Fund	Growth Fund	Estate Fund

Investment income:
Income:
Dividends — unaffiliated investments	$26,048,057	$2,265,692	$695,647	$10,207,868
Interest	—	—	—	122
Securities lending income	—	3,489	—	—
Foreign taxes withheld on dividends	—	—	(50,882)	(48,012)

Total income	26,048,057	2,269,181	644,765	10,159,978

Expenses:
Investment advisory fees (Note 4)	7,956,653	945,659	321,267	6,118,997
Distribution fees — Retail Shares (Note 4)	1,488,706	57,939	23,407	774,747
Shareholder servicing agent fees and expenses — Retail Shares	120,355	13,790	10,720	45,750
Shareholder servicing agent fees and expenses — Institutional Shares	16,260	7,153	5,696	22,620
Line of credit fees	152,296	—	—	—
Reports to shareholders	145,560	4,990	4,715	157,900
Registration and filing fees	64,120	30,091	19,910	67,285
Professional fees	61,094	14,879	29,477	20,885
Custodian and fund accounting fees	38,742	14,968	35,420	56,441
Trustee fees and expenses	37,231	4,506	1,516	28,529
Administration fees	13,229	13,240	13,240	13,194
Insurance expense	9,892	1,344	465	5,947
Miscellaneous expenses	1,111	1,121	1,519	1,455

Total operating expenses	10,105,249	1,109,680	467,352	7,313,750
Interest expense on borrowings	1,289,605	—	—	—

Total expenses	11,394,854	1,109,680	467,352	7,313,750
Reimbursement of expenses by Adviser — Retail Shares (Note 4)	—	(11,479)	(18,316)	—
Reimbursement of expenses by Adviser — Institutional Shares (Note 4)	—	—	(23,935)	—

Net expenses	11,394,854	1,098,201	425,101	7,313,750

Net investment income	14,653,203	1,170,980	219,664	2,846,228

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on
investments sold — unaffiliated investments	5,374,114	(16,935)	2,159,741	3,101,169
Net realized gain (loss) on
foreign currency transactions	—	(13,471)	(21,908)	(96,532)
Net change in unrealized appreciation (depreciation) of:
Investments — unaffiliated investments	136,807,775	3,336,139	1,245,149 [1]	108,080,498
Investments — “Affiliated” investments	—	—	—	(417,898)
Foreign currency translations	—	—	(65)	3

Net gain on investments	142,181,889	3,305,733	3,382,917	110,667,240

Net increase in net assets resulting from operations	$156,835,092	$4,476,713	$3,602,581	$113,513,468

[1] Net of change in accrued foreign capital gains tax of $(67,728).

28	See Notes to Financial Statements.

June 30, 2014	Baron Select Funds

STATEMENTS OF OPERATIONS (Unaudited) (Continued)

FOR THE SIX MONTHS ENDED JUNE 30, 2014

	Baron	Baron Energy	Baron Global
	Emerging	and Resources	Advantage
	Markets Fund	Fund	Fund

Investment income:
Income:
Dividends — unaffiliated investments	$4,697,759	$290,736	$76,510
Foreign taxes withheld on dividends	(306,470)	(1,425)	(2,455)

Total income	4,391,289	289,311	74,055

Expenses:
Investment advisory fees (Note 4)	3,085,932	219,852	50,495
Distribution fees — Retail Shares (Note 4)	463,456	47,344	3,264
Shareholder servicing agent fees and expenses — Retail Shares	20,715	9,920	6,734
Shareholder servicing agent fees and expenses — Institutional Shares	12,300	5,026	4,856
Reports to shareholders	113,740	18,748	699
Registration and filing fees	227,270	84,640	30,692
Professional fees	44,121	18,400	26,960
Custodian and fund accounting fees	315,310	15,916	20,075
Trustee fees and expenses	13,410	983	221
Administration fees	13,240	13,262	13,228
Insurance expense	1,530	181	70
Miscellaneous expenses	2,275	1,409	1,410

Total operating expenses	4,313,299	435,681	158,704
Interest expense on borrowings	—	—	—

Total expenses	4,313,299	435,681	158,704
Reimbursement of expenses by Adviser — Retail Shares (Note 4)	—	(122,653)	(31,391)
Reimbursement of expenses by Adviser — Institutional Shares (Note 4)	—	(23,847)	(60,930)

Net expenses	4,313,299	289,181	66,383

Net investment income	77,990	130	7,672

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on
investments sold — unaffiliated investments	(4,777,251)	(3,483)	37,230
Net realized gain (loss) on
foreign currency transactions	(658,634)	(2,066)	7,332
Net change in unrealized appreciation (depreciation) of:
Investments — unaffiliated investments	68,537,026 [1]	9,534,964	176,445 [2]
Foreign currency translations	3,895	(249)	241

Net gain on investments	63,105,036	9,529,166	221,248

Net increase in net assets resulting from operations	$63,183,026	$9,529,296	$228,920

[1] Net of change in accrued foreign capital gains tax of $(4,150,380).
[2] Net of change in accrued foreign capital gains tax of $5,121.

See Notes to Financial Statements.	29

Baron Select Funds	June 30, 2014

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	Baron Partners Fund		Baron Focused Growth Fund		Baron International Growth Fund

	For the Six	For the Year	For the Six	For the Year	For the Six	For the Year
	Months Ended	Ended	Months Ended	Ended	Months Ended	Ended
	June 30,	December 31,	June 30,	December 31,	June 30,	December 31,
	2014	2013	2014	2013	2014	2013

Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$14,653,203	$(6,813,285)	$1,170,980	$(544,326)	$219,664	$75,498
Net realized gain (loss)	5,374,114	64,954,592	(30,406)	8,164,726	2,137,833	927,846
Net change in unrealized appreciation	136,807,775	362,148,549	3,336,139	28,092,151	1,245,084	10,275,836

Increase in net assets resulting from operations	156,835,092	420,289,856	4,476,713	35,712,551	3,602,581	11,279,180

Distributions to shareholders from:
Net investment income — Retail Shares	—	—	—	(589,056)	—	—
Net investment income — Institutional Shares	—	—	—	(1,882,528)	—	(3,362)

Decrease in net assets from distributions to shareholders	—	—	—	(2,471,584)	—	(3,362)

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	215,873,279	319,476,623	3,234,264	15,673,823	5,475,546	3,859,851
Proceeds from the sale of shares — Institutional Shares	146,469,766	135,710,008	9,173,987	36,524,526	923,786	1,218,416
Net asset value of shares issued in reinvestment of
distributions — Retail Shares	—	—	—	542,020	—	—
Net asset value of shares issued in reinvestment of
distributions — Institutional Shares	—	—	—	1,461,962	—	1,942
Cost of shares redeemed — Retail Shares	(122,282,010)	(178,070,535)	(3,697,767)	(8,626,273)	(1,640,832)	(5,517,299)
Cost of shares redeemed — Institutional Shares	(33,854,242)	(22,934,509)	(10,231,974)	(2,042,457)	(279,125)	(3,055,312)

Increase (decrease) in net assets derived from
capital share transactions	206,206,793	254,181,587	(1,521,490)	43,533,601	4,479,375	(3,492,402)

Net increase in net assets	363,041,885	674,471,443	2,955,223	76,774,568	8,081,956	7,783,416

Net Assets:
Beginning of period	1,474,627,787	800,156,344	196,026,892	119,252,324	62,401,794	54,618,378

End of period	$1,837,669,672	$1,474,627,787	$198,982,115	$196,026,892	$70,483,750	$62,401,794

Undistributed net investment income at end of period	$16,833,894	$2,180,691	$1,369,240	$198,260	$220,961	$1,297

Capital share transactions — Retail Shares
Shares sold	6,226,879	11,129,880	235,381	1,256,069	287,626	232,666
Shares issued in reinvestment of distributions	—	—	—	41,375	—	—
Shares redeemed	(3,579,929)	(6,312,005)	(270,427)	(676,961)	(86,981)	(339,698)

Net increase (decrease)	2,646,950	4,817,875	(35,046)	620,483	200,645	(107,032)

Capital share transactions — Institutional Shares
Shares sold	4,161,740	4,721,060	659,414	2,837,634	47,701	71,324
Shares issued in reinvestment of distributions	—	—	—	110,671	—	104
Shares redeemed	(994,152)	(805,337)	(734,323)	(159,800)	(14,565)	(182,122)

Net increase (decrease)	3,167,588	3,915,723	(74,909)	2,788,505	33,136	(110,694)

30	See Notes to Financial Statements.

June 30, 2014	Baron Select Funds

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited) (Continued)

	Baron Real Estate Fund		Baron Emerging Markets Fund

	For the Six	For the Year	For the Six	For the Year
	Months Ended	Ended	Months Ended	Ended
	June 30,	December 31,	June 30,	December 31,
	2014	2013	2014	2013

Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$2,846,228	$(466,653)	$77,990	$(84,387)
Net realized gain (loss)	3,004,637	(5,794,140)	(5,435,885)	(855,798)
Net change in unrealized appreciation	107,662,603	127,344,877	68,540,921	8,314,403

Increase in net assets resulting from operations	113,513,468	121,084,084	63,183,026	7,374,218

Distributions to shareholders from:
Net investment income — Institutional Shares	—	(39,020)	—	—
Net realized gain on investments — Retail Shares	—	(428,314)	—	—
Net realized gain on investments — Institutional Shares	—	(335,602)	—	—
Return of capital — Institutional Shares	—	(673,756)	—	—

Decrease in net assets from distributions to shareholders	—	(1,476,692)	—	—

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	193,124,968	626,959,201	308,870,873	257,250,002
Proceeds from the sale of shares — Institutional Shares	237,424,320	450,764,807	305,240,535	108,017,552
Net asset value of shares issued in reinvestment of
distributions — Retail Shares	—	421,721	—	—
Net asset value of shares issued in reinvestment of
distributions — Institutional Shares	—	925,719	—	—
Cost of shares redeemed — Retail Shares	(74,208,281)	(208,982,668)	(41,495,595)	(4,454,947)
Cost of shares redeemed — Institutional Shares	(57,211,698)	(53,133,613)	(15,120,152)	(1,474,834)

Increase in net assets derived from capital share transactions	299,129,309	816,955,167	557,495,661	359,337,773

Net increase in net assets	412,642,777	936,562,559	620,678,687	366,711,991

Net Assets:
Beginning of period	1,025,645,798	89,083,239	375,589,234	8,877,243

End of period	$1,438,288,575	$1,025,645,798	$996,267,921	$375,589,234

Undistributed (accumulated) net investment income (loss)
at end of period	$3,405,303	$559,075	$(407,276)	$(485,266)

Capital share transactions — Retail Shares
Shares sold	8,394,142	31,615,177	26,047,448	22,605,570
Shares issued in reinvestment of distributions	—	20,612	—	—
Shares redeemed	(3,252,480)	(10,448,310)	(3,525,693)	(399,705)

Net increase	5,141,662	21,187,479	22,521,755	22,205,865

Capital share transactions — Institutional Shares
Shares sold	10,242,783	22,205,732	25,789,488	9,571,296
Shares issued in reinvestment of distributions	—	43,354	—	—
Shares redeemed	(2,466,984)	(2,586,207)	(1,275,665)	(137,973)

Net increase	7,775,799	19,662,879	24,513,823	9,433,323

See Notes to Financial Statements.	31

Baron Select Funds	June 30, 2014

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited) (Continued)

	Baron Energy and Resources Fund		Baron Global Advantage Fund

	For the Six	For the Year	For the Six	For the Year
	Months Ended	Ended	Months Ended	Ended
	June 30,	December 31,	June 30,	December 31,
	2014	2013	2014	2013

Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$130	$(3,486)	$7,672	$(2,915)
Net realized gain (loss)	(5,549)	(355,260)	44,562	93,472
Net change in unrealized appreciation	9,534,715	3,916,849	176,686	1,009,873

Increase in net assets resulting from operations	9,529,296	3,558,103	228,920	1,100,430

Distributions to shareholders from:
Net investment income — Retail Shares	—	(26,290)	—	—

Decrease in net assets from distributions to shareholders	—	(26,290)	—	—

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	20,770,478	27,881,735	837,501	758,547
Proceeds from the sale of shares — Institutional Shares	5,336,358	2,765,215	9,010,393	985,124
Net asset value of shares issued in reinvestment of
distributions — Retail Shares	—	26,200	—	—
Cost of shares redeemed — Retail Shares	(3,563,302)	(3,582,582)	(148,090)	(404,290)
Cost of shares redeemed — Institutional Shares	(242,554)	(626,525)	(8,372,050)	(21,487)

Increase in net assets derived from capital share transactions	22,300,980	26,464,043	1,327,754	1,317,894

Net increase in net assets	31,830,276	29,995,856	1,556,674	2,418,324

Net Assets:
Beginning of period	33,208,385	3,212,529	5,556,169	3,137,845

End of period	$65,038,661	$33,208,385	$7,112,843	$5,556,169

Undistributed net investment income at end of period	$16,104	$15,974	$12,155	$4,483

Capital share transactions — Retail Shares
Shares sold	1,629,968	2,599,991	61,914	65,574
Shares issued in reinvestment of distributions	—	2,306	—	—
Shares redeemed	(284,641)	(326,102)	(10,863)	(35,958)

Net increase	1,345,327	2,276,195	51,051	29,616

Capital share transactions — Institutional Shares
Shares sold	407,465	244,381	633,778	81,500
Shares redeemed	(18,761)	(57,449)	(600,568)	(1,999)

Net increase	388,704	186,932	33,210	79,501

32	See Notes to Financial Statements.

June 30, 2014	Baron Select Funds

STATEMENT OF CASH FLOWS (Unaudited)

FOR THE SIX MONTHS ENDED JUNE 30, 2014

Baron Partners
Fund

Increase (Decrease) in Cash:
Cash Used from Operating Activities
Net increase in net assets resulting from operations	$156,835,092
Adjustments to reconcile net increase in net assets resulting from operations to net cash used by operating activities:
Purchases of portfolio securities	(540,819,417)
Proceeds from sales of portfolio securities	295,542,673
Net purchases, sales and maturities of short-term investments	202,064
Increase in dividends and interest receivable	(265,289)
Increase in prepaid expenses	(11,162)
Decrease in accrued expenses	(9,909)
Net realized gain on investments	(5,374,114)
Net change in unrealized appreciation of investments	(136,807,775)

Net cash used by operating activities	$(230,707,837)

Cash Provided from Financing Activities
Proceeds from shares sold	$363,327,004
Payment for shares redeemed	(156,255,916)
Increase in payable for borrowings against line of credit	21,000,000

Net cash provided in financing activities	$228,071,088

Net decrease in cash	(2,636,749)
Cash at beginning of period	—

Cash at end of period	$(2,636,749)

Supplemental cash flow information:
Interest paid	$1,304,489

See Notes to Financial Statements.	33

Baron Select Funds	June 30, 2014

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. ORGANIZATION

Baron Select Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Delaware statutory trust on April 30, 2003. The Trust currently offers seven series (individually, a “Fund” and collectively, the “Funds”): Baron Partners Fund, Baron Focused Growth Fund, Baron Real Estate Fund and Baron Energy and Resources Fund, which are non-diversified; and Baron International Growth Fund, Baron Emerging Markets Fund, and Baron Global Advantage Fund, which are diversified. The Funds’ investment objective is to seek capital appreciation. Baron Partners Fund may employ “leverage” by borrowing money and using it to purchase additional securities. Borrowing for investment increases both investment opportunity and investment risk. Baron International Growth Fund, Baron Emerging Markets Fund and Baron Global Advantage Fund invest their assets primarily in non-U.S. companies. Baron Real Estate Fund invests its assets primarily in U.S. and non-U.S. real estate and real estate-related companies. Baron Energy and Resources Fund invests its assets primarily in U.S. and non-U.S. energy and resources companies and related companies and energy and resources master limited partnerships (“MLPs”) of any market capitalization.

Each Fund offers two classes of shares, Retail Shares and Institutional Shares, which differ only in their ongoing fees, expenses and eligibility requirements. Retail Shares are offered to all investors. Institutional Shares are for investments in the amount of $1 million or more per Fund. Institutional Shares are intended for certain financial intermediaries that offer shares of Baron Funds through fee-based platforms, retirement platforms or other platforms. Each class of shares has equal rights to earnings and assets, except that each class bears different expenses for distribution and shareholder servicing. Each Fund’s investment income, realized and unrealized gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class based on its relative net assets. Each class of shares has exclusive voting rights with respect to matters that affect just that class.

Baron Partners Fund was organized originally as a limited partnership in January 1992 under the laws of the State of Delaware. Effective as of the close of business on April 30, 2003, the predecessor partnership was reorganized into a series of the Trust. Baron Partners Fund commenced operations on April 30, 2003 with a contribution of assets and liabilities, including securities-in-kind, from the predecessor partnership.

Baron Focused Growth Fund was organized originally as a limited partnership in May 1996 under the laws of the State of Delaware. Effective as of the close of business on June 30, 2008, the predecessor partnership was reorganized into a series of the Trust. Baron Focused Growth Fund commenced operations on June 30, 2008 with a contribution of assets and liabilities, including securities-in-kind, from the predecessor partnership.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the period. Actual results could differ from those estimates. Events occurring subsequent to the date of the Statements of Assets and Liabilities and through the date of issuance of the financial statements have been evaluated for adjustment to or disclosure in the financial statements.

a) Security Valuation. The Funds’ share prices or net asset values are calculated as of the close of the regular trading session (usually 4 p.m. E.T.) on the New York Stock Exchange (“NYSE”) on any day the NYSE is open. Portfolio securities traded on any national stock exchange are valued based on the last sale price on the exchange where such shares are principally traded. For securities traded on NASDAQ, the Funds use the NASDAQ Official Closing Price. If there are no sales on a given day, the value of the security may be the average of the most recent bid and asked quotations on such exchange or the last sale price from a prior day. Where market quotations are not readily available, or, if in BAMCO, Inc.’s (the “Adviser”) judgment, they do not accurately reflect the fair value of a security, or an event occurs after the market close but before the Funds are priced that materially affects the value of a security, the security will be valued by the Adviser using policies and procedures approved by the Board of Trustees (the “Board”). The Adviser has a Fair Valuation Committee (the “Committee”) comprised of senior executives, and the Committee reports to the Board every quarter. Factors the Committee may consider when valuing a security include whether a current price is stale, there is recent news, the security is thinly traded, transactions are infrequent or quotations are genuine. There can be no guarantee, however, that a fair valuation used by the Funds on any given day will more accurately reflect the market value of an investment than the closing price of such investment in its market. Debt instruments having a remaining maturity greater than 60 days will be valued on the basis of prices obtained from a pricing service approved by the Board or at the mean of the bid and ask prices from the dealer maintaining an active market in that security. Money market instruments held by the Funds with a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value.

Non-U.S. equity securities are valued on the basis of their most recent closing market prices and translated into U.S. dollars at 4 p.m. E.T., except under the circumstances described below. Most foreign markets close before 4 p.m. E.T. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as fifteen hours old at 4 p.m. E.T. If the Adviser determines that developments between the close of the foreign markets and 4 p.m. E.T. will, in its judgment, materially affect the value of some or all of the Funds’ non-U.S. securities, the Adviser will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. E.T. In deciding whether to make these adjustments, the Adviser may review a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent non-U.S. securities and baskets of non-U.S. securities. The Adviser may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open. The Adviser uses an outside pricing service that utilizes a systematic methodology to provide the Adviser with closing market prices and information used for adjusting those prices. The Adviser cannot predict how often it will use closing prices or how often it will adjust those prices. As a means of evaluating its fair value process, the Adviser routinely compares closing market prices, the next day’s opening prices in the same markets, and the adjusted prices. Other mutual funds may adjust the prices of their securities by different amounts.

b) Securities Transactions, Investment Income and Expense Allocation. Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on an identified cost basis for financial reporting and federal income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis, which includes the accretion of discounts and amortization of premiums. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Distributions received from certain investments held by the Funds may be comprised of dividends, realized gains and returns of capital. The Funds originally estimate the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer. The Funds are charged for those expenses of the Trust that are directly attributable to each Fund, such as advisory and custodian fees. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

June 30, 2014	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

c) Foreign Currency Translations.  Values of assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the price of such currencies at the time the net asset value is determined. Purchases and sales of investments and dividend income are converted at the prevailing rate of exchange on the respective dates of such transactions. Net realized gain (loss) on foreign currency transactions includes gain (loss) arising from the fluctuation in the exchange rates between trade and settlement dates on security transactions and currency gain (loss) between the accrual and payment dates on dividends and foreign withholding taxes. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency transactions. The Funds may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

Pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions, and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities, are generally treated as ordinary income for U.S. federal income tax purposes.

d) Securities Lending. The Funds may lend securities to certain brokers under the terms of a master netting agreement. Upon such loans, the Funds receive collateral which is maintained by the custodian. The Funds earn interest on such collateral and earn income in the form of negotiated lenders’ fees, both of which are included in securities lending income in the Statements of Operations. Securities loaned are required to be secured at all times by collateral equal to at least 102% of the market value of the securities loaned. Risks may arise upon entering into securities lending to the extent that the value of the collateral is less than the value of the securities loaned due to the changes in the value of collateral or the loaned securities. The Funds may receive collateral in the form of cash or other eligible securities, such as a letter of credit issued by a U.S. bank or securities issued or guaranteed by the U.S. government. Securities purchased with cash collateral are subject to the risks inherent in investing in these securities.

At June 30, 2014, Baron Focused Growth Fund had securities on loan with values of $349,000 and held $365,000 of short term investments, as collateral for these loans.

e) Repurchase Agreements. The Funds may invest in repurchase agreements, which are short-term investments whereby the Funds acquire ownership of a debt security and the seller agrees to repurchase the security at a future date at a specified price. When entering into repurchase agreements, it is the Funds’ policy that their custodian take possession of the underlying collateral securities, the market value of which, at all times, equals at least 102% of the principal amount of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

f) Federal and Foreign Income Taxes. The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. None of the Funds will be subject to federal or state income taxes to the extent that they qualify as regulated investment companies and substantially all of their income is distributed.

The Funds may be subject to foreign taxes on income and gains on investments that are accrued based upon the Funds’ understanding of the tax rules and regulations that exist in the countries in which the Funds invest. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

g) Restricted Securities. The Funds may invest in securities that are restricted as to public sale in accordance with the Securities Act of 1933. Such assets are valued by the Adviser pursuant to policies and procedures approved by the Board.

h) Distributions to Shareholders.  Income and capital gain distributions to shareholders are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing treatments for net investment loss, foreign currency gains and losses, reclassification of distributions, partnership basis adjustments, income from passive foreign investment corporations and wash sale losses deferred.

i) Commitments and Contingencies. In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnification. The maximum exposure to the Funds under these agreements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

j) Cash and Cash Equivalents. The Funds consider all short term liquid investments with a maturity of three months or less when purchased to be cash equivalents.

k) Fund Diversification and Concentration. Certain of the Funds hold non-diversified or concentrated portfolios that may contain fewer securities or invest in fewer industries than the portfolios of other mutual funds. This may increase the risk that the value of a Fund could decrease because of the poor performance of one or a few investments or of a particular industry. Additionally, non-diversified funds may encounter difficulty liquidating securities.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities, other than short term securities, for the six months ended June 30, 2014 were as follows:

Fund	Purchases	Sales
Baron Partners Fund	$537,521,894	$289,674,943
Baron Focused Growth Fund	26,288,571	23,503,660
Baron International Growth Fund	13,887,202	10,727,622
Baron Real Estate Fund	396,176,705	90,074,641
Baron Emerging Markets Fund	576,823,928	60,157,741
Baron Energy and Resources Fund	23,086,528	4,046,857
Baron Global Advantage Fund	10,954,054	9,588,805

Baron Select Funds	June 30, 2014

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a) Investment Advisory Fees. The Adviser, a wholly owned subsidiary of Baron Capital Group, Inc. (“BCG”), serves as investment adviser to the Funds. As compensation for services rendered, the Adviser receives a fee payable monthly equal to 1% per annum of the average daily net assets of the respective Funds. The Adviser has contractually agreed to reduce its fee, to the extent required to limit the net annual operating expense ratio (excluding portfolio transaction costs, interest, dividend and extraordinary expenses), as follows:

	Annual Operating
	Expense Ratio Cap

	Retail	Institutional
Fund	Shares	Shares
Baron Partners Fund	1.45%	1.20%
Baron Focused Growth Fund	1.35%	1.10%
Baron International Growth Fund	1.50%	1.25%
Baron Real Estate Fund	1.35%	1.10%
Baron Emerging Markets Fund	1.50%	1.25%
Baron Energy and Resources Fund	1.35%	1.10%
Baron Global Advantage Fund	1.50%	1.25%

b) Distribution Fees. Baron Capital, Inc. (“BCI”), a wholly owned subsidiary of BCG, is a registered limited purpose broker-dealer and the distributor of the Funds’ shares. The Funds are authorized to pay BCI a distribution fee payable monthly pursuant to a distribution plan under Rule 12b-1 of the 1940 Act equal to 0.25% per annum of the Retail Shares’ average daily net assets of the respective Funds.

c) Trustee Fees. Certain Trustees of the Trust may be deemed to be affiliated with, or interested persons (as defined by the 1940 Act) of the Funds’ Adviser or of BCI. None of the Trustees so affiliated received compensation for his or her services as a Trustee of the Trust. None of the Funds’ officers received compensation from the Funds for their services as an officer.

d) Fund Accounting and Administration Fees. The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street”) to perform accounting and certain administrative services. State Street is compensated for fund accounting services based on a percentage of the Funds’ net assets, subject to certain minimums plus fixed annual fees for the administrative services.

5. LINE OF CREDIT

Baron Partners Fund participates in a committed line of credit agreement with State Street in the amount of $475 million. A commitment fee of 0.15% per annum is incurred on the unused portion of the line of credit. The line of credit is used for investment purposes and expires on September 19, 2014. Baron Partners Fund may borrow up to the lesser of $475 million or the maximum amount Baron Partners Fund may borrow under the 1940 Act, the limitations included in Baron Partners Fund’s prospectus, or any limit or restriction under any law or regulation to which Baron Partners Fund is subject or any agreement to which Baron Partners Fund is a party. Interest is charged to Baron Partners Fund, based on its borrowings, at a rate per annum equal to the higher of the Federal Funds Rate or the Overnight LIBOR Rate plus a margin of 0.85%. For the six months ended June 30, 2014, interest expense incurred on these loans amounted to $1,289,605.

During the six months ended June 30, 2014, Baron Partners Fund had an average daily balance on the line of credit of $272.1 million at a weighted average interest rate of 0.96%. At June 30, 2014, Baron Partners Fund had an outstanding balance in the amount of $300,000,000.

6. RESTRICTED SECURITIES

At June 30, 2014, investments in securities included securities that are restricted and/or illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale and are valued pursuant to the policies and procedures for fair value pricing approved by the Board. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Funds may receive more or less than this valuation in an actual sale and that difference could be material. At June 30, 2014, the Funds held investments in restricted and/or illiquid securities that were valued pursuant to policies and procedures for fair value pricing as follows:

	Baron Partners Fund

	Acquisition
Name of Issuer	Date(s)	Value
Private Equity Investments
Windy City Investments Holdings, L.L.C.	11/13/2007 – 1/27/2011	$44,186,328

Total Restricted Securities:
(Cost $41,134,888) (2.40% of Net Assets)

7. FAIR VALUE MEASUREMENTS

Fair value is defined by GAAP as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. GAAP provides a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability. Inputs may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 — quoted prices in active markets for identical assets or liabilities;

•
Level 2 — prices determined using other inputs that are observable either directly or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

June 30, 2014	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

•
Level 3 — prices determined using unobservable inputs when quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, non-U.S. securities, with markets that close hours before the Funds value their holdings, may require revised valuations due to significant movement in the U.S. markets. Since these values are not obtained from quoted prices in an active market, such securities are reflected as Level 2.

The Funds have procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Funds primarily employ a market-based approach that may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine its fair value. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

The following is a summary of the inputs used as of June 30, 2014 in valuing the Funds’ investments carried at fair value:

	Baron Partners Fund
	Quoted Prices in
	Active Markets	Other
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks†	$2,092,739,056	$—	$—	$2,092,739,056
Private Equity Investments	—	—	44,186,328	44,186,328

Total Investments	$2,092,739,056	$—	$44,186,328	$2,136,925,384

Transfers between Levels 1, 2 or 3, if any, are recognized at ending value on June 30, 2014. There have been no transfers in and out of Level 1, 2 or 3 fair value measurements for the Fund for the six month period ended June 30, 2014.

	Baron Focused Growth Fund
	Quoted Prices in
	Active Markets	Other
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks†	$192,713,512	$—	$—	$192,713,512
Preferred Stocks	7,362,122	—	—	7,362,122
Short Term Investments	—	365,000	—	365,000

Total Investments	$200,075,634	$365,000	$—	$200,440,634

Transfers between Levels 1, 2 or 3, if any, are recognized at ending value on June 30, 2014. There have been no transfers in and out of Level 1, 2 or 3 fair value measurements for the Fund for the six month period ended June 30, 2014.

	Baron International Growth Fund
	Quoted Prices in
	Active Markets	Other
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks†	$67,470,377	$—	$—	$67,470,377
Warrants	33,750	—	—	33,750
Short Term Investments	—	2,832,908	—	2,832,908

Total Investments	$67,504,127	$2,832,908	$—	$70,337,035

$21,230,782 was transferred out of Level 2 into Level 1 at June 30, 2014 as a result of no longer adjusting closing prices for certain securities (as described in Note 2a), due to significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets. It is the Fund’s policy to recognize transfers-in and transfers-out at the fair value as of the end of the period.

† See Statements of Net Assets for additional detailed categorizations.

Baron Select Funds	June 30, 2014

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

	Baron Real Estate Fund
	Quoted Prices in
	Active Markets	Other
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks†	$1,386,667,059	$—	$—	$1,386,667,059
Short Term Investments	—	57,345,407	—	57,345,407

Total Investments	$1,386,667,059	$57,345,407	$—	$1,444,012,466

$39,620,580 was transferred out of Level 2 into Level 1 at June 30, 2014 as a result of no longer adjusting closing prices for certain securities (as described in Note 2a), due to significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets. It is the Fund’s policy to recognize transfers-in and transfers-out at the fair value as of the end of the period.

	Baron Emerging Markets Fund
	Quoted Prices in
	Active Markets	Other
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks†	$898,612,006	$85,485	$—	$898,697,491
Preferred Stocks	391,510	—	—	391,510
Convertible Bonds	6,248,064	—	—	6,248,064
Short Term Investments	—	112,901,562	—	112,901,562

Total Investments	$905,251,580	$112,987,047	$—	$1,018,238,627

$152,590,209 was transferred out of Level 2 into Level 1 at June 30, 2014 as a result of no longer adjusting closing prices for certain securities (as described in Note 2a), due to significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets. It is the Fund’s policy to recognize transfers-in and transfers-out at the fair value as of the end of the period.

	Baron Energy and Resources Fund
	Quoted Prices in
	Active Markets	Other
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks†	$60,809,138	$—	$—	$60,809,138
Short Term Investments	—	3,874,970	—	3,874,970

Total Investments	$60,809,138	$3,874,970	$—	$64,684,108

Transfers between Levels 1, 2 or 3, if any, are recognized at ending value on June 30, 2014. There have been no transfers in and out of Level 1, 2 or 3 fair value measurements for the Fund for the six month period ended June 30, 2014.

	Baron Global Advantage Fund
	Quoted Prices in
	Active Markets	Other
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks†	$7,051,087	$—	$—	$7,051,087

Total Investments	$7,051,087	$—	$—	$7,051,087

$917,381 was transferred out of Level 2 into Level 1 at June 30, 2014 as a result of no longer adjusting closing prices for certain securities (as described in Note 2a), due to significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets. It is the Fund’s policy to recognize transfers-in and transfers-out at the fair value as of the end of the period.

† See Statements of Net Assets for additional detailed categorizations.

June 30, 2014	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

The following is a reconciliation of investments in which unobservable inputs (Level 3) were used in determining fair value:

	Baron Partners Fund
										Change in Net
										Unrealized
										Appreciation
										(Depreciation)
			Net	Net Change in						from Investments
	Balance as of	Accrued	Realized	Unrealized			Transfers	Transfers	Balance as of	still held at
Investments in	December 31,	Premiums/	Gain	Appreciation			Into	Out of	June 30,	June 30,
Securities	2013	Discounts	(Loss)	(Depreciation)	Purchases	Sales	Level 3	Level 3	2014	2014

Private Equity Investments
Consumer
Discretionary	$13,923,000	$—	$(23,400,00)	$25,077,000	$—	$(15,600,000)	$—	$—	$—	$—
Financials	31,832,346	—	—	12,353,982	—	—	—	—	44,186,328	12,353,982

Total	$45,755,346	$—	$(23,400,000)	$37,430,982	$—	$(15,600,000)	$—	$—	$44,186,328	$12,353,982

Unobservable valuation inputs developed by the Adviser for significant (greater than 1% of net assets) Level 3 investments as of June 30, 2014 were as follows:

Baron Partners Fund

Weighted Average	Range
Fair Value as of	used on	used on
Sector	Company	June 30, 2014	Valuation Technique	Unobservable Input	June 30, 2014	June 30, 2014
Probability of IPO scenario	10%	10%

Probability of acquisition scenario	90%	90%

Discount for lack of marketability under IPO scenario	3.64%	3.64%

Private Equity Investments: Financials	Windy City Investments Holdings, L.L.C.	$44,186,328	Combination of scenario analysis, market comparables and option pricing methods	Discount for lack of marketability under acquisition scenario	2.11%	2.11

Estimated volatility of the returns of the enterprise value(1)	5.57%	5.57%

EV/Run Rate EBITDA Multiple(2)	10.69	x	8.10x to 12.78x

Adjustment to the EBITDA Multiple due to leverage(2)	2.65%	2.65%

Change in the composite equity index of comparable companies	0.46%	0.03% to 1.44%

Estimated price per share at acquisition closing(3)	$6.17	$6.17

(1)	The volatility was derived using the historical returns of the publicly traded debt of Nuveen Investments, Inc., historical returns of the SMI 100 Index and the historical returns of the equity of comparable public companies. Nuveen Investments, Inc. is the sole asset of Windy City Investments Holdings, L.L.C.
(2)	The multiple was derived as a simple average of the multiples of comparable companies. The derived EBITDA multiple was increased by 2.65% to 10.97x. This increase adjusts for leverage, as Nuveen Investments, Inc. is more levered than its comparable companies.
(3)	The price was provided by the acquiree company.

A significant change in the EV/EBITDA multiple ratio may result in a directionally similar significant change in the fair value measurement, while a significant change in the discount for lack of marketability and equity index of comparable companies may not result in a materially higher or lower fair value measurement.

Baron Select Funds	June 30, 2014

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

8. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Federal income tax regulations differ from GAAP. Therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and net realized gain for financial reporting purposes. Net investment income (loss) and net realized and unrealized gain (loss) differ for financial statement and tax purposes due to differing treatments of net investment loss, foreign currency gains and losses, reclassification of distributions, partnership basis adjustments, income from passive foreign investment corporations and wash sale losses deferred. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

As of June 30, 2014, the components of net assets on a tax basis were as follows:

			Baron		Baron	Baron	Baron
	Baron Partners	Baron Focused	International	Baron Real	Emerging	Energy and	Global
	Fund	Growth Fund	Growth Fund	Estate Fund	Markets Fund	Resources Fund	Advantage Fund
Cost of investments	$1,179,978,579	$133,424,422	$46,547,056	$1,196,138,968	$935,904,432	$51,242,852	$5,601,726

Gross tax unrealized appreciation	956,946,805	70,438,419	25,141,642	249,855,445	103,766,049	13,669,459	1,529,643
Gross tax unrealized depreciation	—	(3,422,207)	(1,351,663)	(1,981,947)	(21,431,854)	(228,203)	(80,282)

Net tax unrealized appreciation	956,946,805	67,016,212	23,789,979	247,873,498	82,334,195	13,441,256	1,449,361
Net tax unrealized currency
appreciation (depreciation)	—	—	(67,362)	3	(4,259,783)	(261)	137
Undistributed (accumulated) net
investment income (loss)	16,833,894	1,369,240	220,961	3,405,303	(407,276)	16,104	12,155
Undistributed (accumulated)
net realized gain (loss)	(370,416,330)	(1,021,079)	2,660,021	(3,000,811)	(6,858,458)	(450,435)	26,461
Paid-in capital	1,234,305,303	131,617,742	43,880,151	1,190,010,582	925,459,243	52,031,997	5,624,729

Net Assets	$1,837,669,672	$198,982,115	$70,483,750	$1,438,288,575	$996,267,921	$65,038,661	$7,112,843

As of December 31, 2013, the Funds had capital loss carryforwards expiring as follows:

			Baron		Baron	Baron	Baron
	Baron Partners	Baron Focused	International	Baron Real	Emerging	Energy and	Global
	Fund	Growth Fund	Growth Fund	Estate Fund	Markets Fund	Resources Fund	Advantage Fund
Short term capital loss carryforwards:
December 31, 2016	$36,761,101	$—	$—	$—	$—	$—	$—
December 31, 2017	334,667,179	137,106	—	—	—	—	—
No expiration date	—	—	—	4,900,207	904,112	339,483	—

	$371,428,280	$137,106	$—	$4,900,207	$904,112	$339,483	$—

Long term capital loss carryforwards:
No expiration date	$—	$—	$—	$—	$474,916	$77,271	$—

The tax character of distributions paid during the six months ended June 30, 2014 and the fiscal year ended December 31, 2013 was as follows:

	Six Months Ended		Year Ended
	June 30, 2014		December 31, 2013

		Long Term		Long Term	Return of
Fund	Ordinary[1]	Capital Gain	Ordinary[1]	Capital Gain	Capital
Baron Partners Fund	$—	$—	$—	$—	$—
Baron Focused Growth Fund	—	—	2,471,584	—	—
Baron International Growth Fund	—	—	3,362	—	—
Baron Real Estate Fund	—	—	247,412	555,524	673,756
Baron Emerging Markets Fund	—	—	—	—	—
Baron Energy and Resources Fund	—	—	26,290	—	—
Baron Global Advantage Fund	—	—	—	—	—

1 For tax purposes, short-term capital gains are considered ordinary income distributions.

The Funds follow the provisions of the Financial Accounting Standards Board (“FASB”) Codification Section 740 (“ASC Section 740”) “Accounting for Uncertainty in Income Taxes” which clarifies the accounting for uncertainty in tax positions taken or expected to be taken on a tax return. ASC Section 740 sets forth a threshold for financial statement recognition, measurement and disclosure of tax positions taken or expected to be taken on a tax return. The Funds are required to recognize the tax effects of certain tax positions under a “more likely than not” standard, that based on their technical merits, have more than 50 percent likelihood of being sustained upon examination. Management has analyzed the tax positions taken on the Funds’ federal income tax returns for all open years (current and prior three years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. At June 30, 2014, the Funds did not have any uncertain tax benefits that require recognition, de-recognition or disclosure. The Funds’ federal, state and local income and federal excise tax returns for which the applicable statutes of limitations have not expired (current and prior three years) are subject to examination by the Internal Revenue Service and state departments of revenue.

June 30, 2014	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

9. OWNERSHIP CONCENTRATION

As of June 30, 2014, the officers, trustees, and portfolio managers owned, directly or indirectly, 29.80% of Baron Focused Growth Fund and 47.52% of Baron Global Advantage Fund. As of June 30, 2014, the officers, trustees, portfolio managers, and one other investor owned, directly or indirectly, 50.15% of Baron International Growth Fund. As a result of their ownership, these investors may be able to materially affect the outcome of matters presented to Baron Focused Growth Fund, Baron International Growth Fund and Baron Global Advantage Fund shareholders.

10. TRANSACTIONS IN “AFFILIATED” COMPANIES1

BARON REAL ESTATE FUND
				Net Change in			Shares
	Value at			Unrealized			Held at	Value at
	December 31,	Purchase	Sales	Appreciation	Realized	Dividend	June 30,	June 30,
Name of Issuer	2013	Cost	Proceeds	(Depreciation)	Gains/(Losses)	Income	2014	2014
“Affiliated” Company as of June 30, 2014:
Capital Senior Living Corp.	$38,730,775	$10,999,281	$—	$(417,898)	$—	$—	2,068,463	$49,312,158

1 An “Affiliated” company, as defined in the 1940 Act, is a company in which a Fund held 5% or more of the company’s outstanding voting securities at any time during the six month period ended June 30, 2014.

11. DISCLOSURES REGARDING OFFSETTING ASSETS AND LIABILITIES

In December 2011, the FASB issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. This ASU requires an entity to disclose both gross and net information for derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued an ASU to clarify the scope of disclosures about offsetting assets and liabilities. The ASU is effective for reporting periods beginning on or after January 1, 2013. The information required to be disclosed by the ASU for the Funds’ investments in repurchase agreements at June 30, 2014, including the fair value of the repurchase agreement and the amount of collateral, can be found in each respective Fund’s statement of net assets. The information required to be disclosed by the ASU for the Funds’ securities lending agreement at June 30, 2014 can be found in each respective Fund’s Statement of Assets and Liabilities. The Funds did not hold derivatives or participate in borrowing activities at June 30, 2014.

12. RECENT ACCOUNTING PRONOUNCEMENT

In June 2014, The Financial Accounting Standards Board (FASB) issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. The Adviser is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

41

Baron Select Funds	June 30, 2014

FINANCIAL HIGHLIGHTS (Unaudited)

BARON PARTNERS FUND

Selected data for a share outstanding throughout each period:

RETAIL SHARES	Six Months
	Ended June 30,	Year Ended December 31,

	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Net asset value, beginning of period	$33.32	$22.56	$19.39	$20.57	$15.64	$12.20	$23.76	$22.34	$18.43	$16.85

Income (loss) from investment operations:
Net investment income (loss)	0.31 [1]	(0.19)[1]	(0.04)[1]	(0.14)[1]	(0.09)[1]	(0.04)[1]	(0.09)[1]	(0.21)[1]	(0.16)[1]	(0.13)
Net realized and unrealized gain (loss) on investments	3.03	10.95	3.21	(1.04)	5.02	3.48	(10.74)	2.74	4.13	2.49

Total from investment operations	3.34	10.76	3.17	(1.18)	4.93	3.44	(10.83)	2.53	3.97	2.36

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Net realized gain on investments	0.00	0.00	0.00	0.00	0.00	0.00	(0.73)	(1.11)	(0.06)	(0.78)

Total distributions	0.00	0.00	0.00	0.00	0.00	0.00	(0.73)	(1.11)	(0.06)	(0.78)

Net asset value, end of period	$36.66	$33.32	$22.56	$19.39	$20.57	$15.64	$12.20	$23.76	$22.34	$18.43

Total return	10.02%[4]	47.69%	16.35%	(5.74)%	31.52%	28.20%	(46.67)%	11.34%	21.55%	14.37%

Ratios/Supplemental data:
Net assets (in millions), end of period	$1,335.5	$1,125.6	$653.7	$970.4	$1,251.9	$1,249.3	$1,501.3	$3,384.1	$2,403.1	$1,403.0

Ratio of total expenses to average net assets	1.50%[5]	1.67%	1.74%	1.71%	1.71%	1.51%	1.86%[2]	1.88%[2]	1.77%	1.62%
Less: Ratio of interest expense to average net assets	(0.16)%[5]	(0.29)%	(0.34)%	(0.36)%	(0.34)%	(0.10)%	(0.51)%	(0.57)%	(0.45)%	(0.27)%

Ratio of operating expenses to average net assets	1.34%[5]	1.38%	1.40%	1.35%	1.37%	1.41%	1.35%	1.31%	1.32%	1.35%

Ratio of net investment income (loss) to average net assets	1.82%[5]	(0.66)%	(0.18)%	(0.69)%	(0.51)%	(0.30)%	(0.49)%	(0.86)%	(0.80)%	(0.85)%

Portfolio turnover rate	15.35%[4]	18.57%	13.04%	16.96%	15.85%	32.43%	38.02%	32.95%	35.92%	37.62%

INSTITUTIONAL SHARES	Six Months
	Ended June 30,	Year Ended December 31,

	2014	2013	2012	2011	2010	2009[3]
Net asset value, beginning of period	$33.72	$22.78	$19.52	$20.66	$15.66	$12.66

Income (loss) from investment operations:
Net investment income (loss)	0.33 [1]	(0.12)[1]	0.04 [1]	(0.08)[1]	(0.06)[1]	(0.03)[1]
Net realized and unrealized gain (loss) on investments	3.10	11.06	3.22	(1.06)	5.06	3.03

Total from investment operations	3.43	10.94	3.26	(1.14)	5.00	3.00

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00	0.00	0.00
Net realized gain on investments	0.00	0.00	0.00	0.00	0.00	0.00

Total distributions	0.00	0.00	0.00	0.00	0.00	0.00

Net asset value, end of period	$37.15	$33.72	$22.78	$19.52	$20.66	$15.66

Total return	10.17%[4]	48.02%	16.70%	(5.52)%	31.93%	23.70%[4]

Ratios/Supplemental data:
Net assets (in millions), end of period	$502.2	$349.0	$146.5	$123.7	$119.9	$158.5

Ratio of total expenses to average net assets	1.24%[5]	1.41%	1.48%	1.45%	1.45%	1.38%[5]
Less: Ratio of interest expense to average net assets	(0.16)%[5]	(0.30)%	(0.35)%	(0.36)%	(0.34)%	(0.21)%[5]

Ratio of operating expenses to average net assets	1.08%[5]	1.11%	1.13%	1.09%	1.11%	1.17%[5]

Ratio of net investment income (loss) to average net assets	1.92%[5]	(0.41)%	0.18%	(0.41)%	(0.36)%	(0.31)%[5]

Portfolio turnover rate	15.35%[4]	18.57%	13.04%	16.96%	15.85%	32.43%

[1]	Based on average shares outstanding.
[2]	Benefit of expense reduction rounds to less than 0.01%.
[3]	For the period May 29, 2009 (initial offering of Institutional Shares) to December 31, 2009.
[4]	Not Annualized.
[5]	Annualized.

42	See Notes to Financial Statements.

June 30, 2014	Baron Select Funds

FINANCIAL HIGHLIGHTS (Unaudited)

BARON FOCUSED GROWTH FUND

Selected data for a share outstanding throughout each period:

RETAIL SHARES	Six Months
	Ended June 30,	Year Ended December 31,

	2014	2013	2012	2011	2010	2009	2008[1]
Net asset value, beginning of period	$13.97	$11.26	$9.71	$9.85	$8.14	$6.27	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.07 [2]	(0.07)[2]	0.24 [2]	(0.07)[2]	(0.01)[2]	0.12 [2]	0.00 [2,3]
Net realized and unrealized gain (loss) on investments	0.24	2.95	1.31	(0.07)	2.05	2.00	(3.33)

Total from investment operations	0.31	2.88	1.55	(0.14)	2.04	2.12	(3.33)

Less distributions to shareholders from:
Net investment income	0.00	(0.17)	0.00	0.00	(0.33)	(0.13)	0.00
Net realized gain on investments	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Return of capital	0.00	0.00	0.00	0.00	0.00	(0.12)	(0.40)

Total distributions	0.00	(0.17)	0.00	0.00	(0.33)	(0.25)	(0.40)

Net asset value, end of period	$14.28	$13.97	$11.26	$9.71	$9.85	$8.14	$6.27

Total return	2.22%[4,5]	25.69%[5]	15.96%[5]	(1.42)%[5]	25.17%[5]	33.77%[5]	(33.11)%[4,5]

Ratios/Supplemental data:
Net assets (in millions), end of period	$48.2	$47.6	$31.4	$28.3	$46.4	$39.9	$59.3

Ratio of operating expenses to average net assets	1.40%[6]	1.42%	1.48%	1.48%	1.47%	1.52%	1.54%[6]
Less: Reimbursement of expenses by Adviser	(0.05)%[6]	(0.07)%	(0.13)%	(0.13)%	(0.12)%	(0.17)%	(0.19)%[6]

Ratio of net operating expenses to average net assets	1.35%[6]	1.35%	1.35%	1.35%	1.35%	1.35%	1.35%[6]

Ratio of net investment income (loss) to average net assets	1.04%[6]	(0.53)%	2.30%	(0.69)%	(0.16)%	1.81%	0.01%[6]

Portfolio turnover rate	12.34%[4]	33.67%	38.38%	44.58%	24.08%	34.76%	35.43%[4]

INSTITUTIONAL SHARES	Six Months
	Ended June 30,	Year Ended December 31,

	2014	2013	2012	2011	2010	2009[7]
Net asset value, beginning of period	$14.10	$11.35	$9.77	$9.88	$8.15	$6.88

Income (loss) from investment operations:
Net investment income (loss)	0.09 [2]	(0.04)[2]	0.26 [2]	(0.04)[2]	0.01 [2]	0.07 [2]
Net realized and unrealized gain (loss) on investments	0.24	2.99	1.32	(0.07)	2.05	1.45

Total from investment operations	0.33	2.95	1.58	(0.11)	2.06	1.52

Less distributions to shareholders from:
Net investment income	0.00	(0.20)	0.00	0.00	(0.33)	(0.13)
Net realized gain on investments	0.00	0.00	0.00	0.00	0.00	0.00
Return of capital	0.00	0.00	0.00	0.00	0.00	(0.12)

Total distributions	0.00	(0.20)	0.00	0.00	(0.33)	(0.25)

Net asset value, end of period	$14.43	$14.10	$11.35	$9.77	$9.88	$8.15

Total return	2.34%[4]	26.09%[5]	16.17%[5]	(1.11)%[5]	25.39%[5]	22.06%[4,5]

Ratios/Supplemental data:
Net assets (in millions), end of period	$150.8	$148.4	$87.9	$63.6	$44.3	$36.6

Ratio of operating expenses to average net assets	1.10%[6]	1.12%	1.16%	1.18%	1.19%	1.25%[6]
Less: Reimbursement of expenses by Adviser	0.00%	(0.02)%	(0.06)%	(0.08)%	(0.09)%	(0.15)%[6]

Ratio of net operating expenses to average net assets	1.10%[6]	1.10%	1.10%	1.10%	1.10%	1.10%[6]

Ratio of net investment income (loss) to average net assets	1.30%[6]	(0.28)%	2.53%	(0.40)%	0.08%	1.63%[6]

Portfolio turnover rate	12.34%[4]	33.67%	38.38%	44.58%	24.08%	34.76%

[1]	For the period June 30, 2008 (commencement of operations) to December 31, 2008.
[2]	Based on average shares outstanding.
[3]	Less than $0.01 per share.
[4]	Not Annualized.
[5]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[6]	Annualized.
[7]	For the period May 29, 2009 (initial offering of Institutional Shares) to December 31, 2009.

See Notes to Financial Statements.	43

Baron Select Funds	June 30, 2014

FINANCIAL HIGHLIGHTS (Unaudited)

BARON INTERNATIONAL GROWTH FUND

Selected data for a share outstanding throughout each period:

RETAIL SHARES	Six Months
	Ended June 30,	Year Ended December 31,

	2014	2013	2012	2011	2010	2009
Net asset value, beginning of period	$18.91	$15.55	$13.20	$17.29	$14.11	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.05 [1]	(0.01)[1]	(0.02)[1]	(0.01)[1]	0.01 [1]	0.04 [1]
Net realized and unrealized gain (loss) on investments	0.97	3.37	2.37	(2.78)	3.38	4.43

Total from investment operations	1.02	3.36	2.35	(2.79)	3.39	4.47

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	(0.04)	0.00	0.00
Net realized gain on investments	0.00	0.00	0.00	(1.26)	(0.21)	(0.36)

Total distributions	0.00	0.00	0.00	(1.30)	(0.21)	(0.36)

Net asset value, end of period	$19.93	$18.91	$15.55	$13.20	$17.29	$14.11

Total return	5.39%[2,4]	21.61%[2]	17.80%[2]	(16.35)%[2]	24.22%[2]	44.69%[2]

Ratios/Supplemental data:
Net assets (in millions), end of period	$21.9	$17.0	$15.6	$11.7	$15.3	$8.4

Ratio of operating expenses to average net assets	1.70%[5]	1.74%	1.78%	1.73%	1.76%	2.33%
Less: Reimbursement of expenses by Adviser	(0.20)%[5]	(0.24)%	(0.28)%	(0.23)%	(0.26)%	(0.83)%

Ratio of net operating expenses to average net assets	1.50%[5]	1.50%	1.50%	1.50%	1.50%	1.50%

Ratio of net investment income (loss) to average net assets	0.56%[5]	(0.05)%	(0.16)%	(0.05)%	0.07%	0.38%

Portfolio turnover rate	17.29%[4]	40.60%	39.02%	53.20%	32.70%	53.94%

INSTITUTIONAL SHARES	Six Months
	Ended June 30,	Year Ended December 31,

	2014	2013	2012	2011	2010	2009[6]
Net asset value, beginning of period	$19.05	$15.63	$13.25	$17.36	$14.13	$11.13

Income (loss) from investment operations:
Net investment income (loss)	0.07 [1]	0.03 [1]	0.01 [1]	0.03 [1]	0.05 [1]	(0.02)[1]
Net realized and unrealized gain (loss) on investments	0.98	3.39	2.40	(2.79)	3.39	3.38

Total from investment operations	1.05	3.42	2.41	(2.76)	3.44	3.36

Less distributions to shareholders from:
Net investment income	0.00	(0.00)[3]	(0.03)	(0.09)	0.00	0.00
Net realized gain on investments	0.00	0.00	0.00	(1.26)	(0.21)	(0.36)

Total distributions	0.00	(0.00)[3]	(0.03)	(1.35)	(0.21)	(0.36)

Net asset value, end of period	$20.10	$19.05	$15.63	$13.25	$17.36	$14.13

Total return	5.51%[2,4]	21.89%[2]	18.17%[2]	(16.13)%[2]	24.54%[2]	30.18%[2,4]

Ratios/Supplemental data:
Net assets (in millions), end of period	$48.6	$45.4	$39.0	$30.5	$37.4	$22.1

Ratio of operating expenses to average net assets	1.36%[5]	1.37%	1.40%	1.38%	1.40%	1.89%[5]
Less: Reimbursement of expenses by Adviser	(0.11)%[5]	(0.12)%	(0.15)%	(0.13)%	(0.15)%	(0.64)%[5]

Ratio of net operating expenses to average net assets	1.25%[5]	1.25%	1.25%	1.25%	1.25%	1.25%[5]

Ratio of net investment income (loss) to average net assets	0.73%[5]	0.20%	0.09%	0.19%	0.31%	(0.29)%[5]

Portfolio turnover rate	17.29%[4]	40.60%	39.02%	53.20%	32.70%	53.94%

[1]	Based on average shares outstanding.
[2]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[3]	Less than $0.01 per share.
[4]	Not Annualized.
[5]	Annualized.
[6]	For the period May 29, 2009 (initial offering of Institutional Shares) to December 31, 2009.

44	See Notes to Financial Statements.

June 30, 2014	Baron Select Funds

FINANCIAL HIGHLIGHTS (Unaudited)

BARON REAL ESTATE FUND

Selected data for a share outstanding throughout each period:

RETAIL SHARES	Six Months
	Ended June 30,	Year Ended December 31,

	2014	2013	2012	2011		2010
Net asset value, beginning of period	$22.25	$17.52	$12.51	$12.66		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.04 [1]	(0.05)[1]	0.01 [1]	(0.01)[1]		0.02 [1]
Net realized and unrealized gain on investments	2.04	4.80	5.31	0.07	[2]	2.64

Total from investment operations	2.08	4.75	5.32	0.06		2.66

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	(0.00	)3	0.00
Net realized gain on investments	0.00	(0.02)	(0.31)	(0.21)		0.00

Total distributions	0.00	(0.02)	(0.31)	(0.21)		0.00

Net asset value, end of period	$24.33	$22.25	$17.52	$12.51		$12.66

Total return	9.35%[5]	27.12%	42.60%[4]	0.63%[4]		26.60%[4]

Ratios/Supplemental data:
Net assets (in millions), end of period	$715.0	$539.5	$53.6	$10.9		$5.5

Ratio of operating expenses to average net assets	1.32%[6]	1.35%	1.76%	2.33%		4.35%
Less: Reimbursement of expenses by Adviser	0.00%	0.00%	(0.41)%	(0.98)%		(3.00)%

Ratio of net operating expenses to average net assets	1.32%[6]	1.35%	1.35%	1.35%		1.35%

Ratio of net investment income (loss) to average net assets	0.34%[6]	(0.23)%	0.07%	(0.08)%		0.14%

Portfolio turnover rate	7.57%[5]	19.36%	30.14%	70.99%		58.03%

INSTITUTIONAL SHARES	Six Months
	Ended June 30,	Year Ended December 31,

	2014	2013	2012	2011	2010
Net asset value, beginning of period	$22.43	$17.64	$12.56	$12.69	$10.00

Income (loss) from investment operations:
Net investment income	0.07 [1]	0.03 [1]	0.06 [1]	0.02 [1]	0.04 [1]
Net realized and unrealized gain on investments	2.06	4.81	5.33	0.07 [2]	2.65

Total from investment operations	2.13	4.84	5.39	0.09	2.69

Less distributions to shareholders from:
Net investment income	0.00	(0.00)[3]	0.00	(0.01)	0.00
Net realized gain on investments	0.00	(0.02)	(0.31)	(0.21)	0.00
Return of capital	0.00	(0.03)	0.00	0.00	0.00

Total distributions	0.00	(0.05)	(0.31)	(0.22)	0.00

Net asset value, end of period	$24.56	$22.43	$17.64	$12.56	$12.69

Total return	9.50%[5]	27.48%	42.99%[4]	0.80%[4]	26.90%[4]

Ratios/Supplemental data:
Net assets (in millions), end of period	$723.3	$486.1	$35.5	$4.9	$3.2

Ratio of operating expenses to average net assets	1.07%[6]	1.09%	1.44%	2.14%	4.26%
Less: Reimbursement of expenses by Adviser	0.00%	0.00%	(0.34)%	(1.04)%	(3.16)%

Ratio of net operating expenses to average net assets	1.07%[6]	1.09%	1.10%	1.10%	1.10%

Ratio of net investment income to average net assets	0.60%[6]	0.15%	0.36%	0.17%	0.36%

Portfolio turnover rate	7.57%[5]	19.36%	30.14%	70.99%	58.03%

[1]	Based on average shares outstanding.
[2]	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
[3]	Less than $0.01 per share.
[4]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[5]	Not Annualized.
[6]	Annualized.

See Notes to Financial Statements.	45

Baron Select Funds	June 30, 2014

FINANCIAL HIGHLIGHTS (Unaudited)

BARON EMERGING MARKETS FUND

Selected data for a share outstanding throughout each period:

RETAIL SHARES	Six Months
	Ended June 30,	Year Ended December 31,

	2014	2013	2012	2011
Net asset value, beginning of period	$11.54	$10.06	$8.28	$10.00

Income (loss) from investment operations:
Net investment loss	(0.01)[1]	(0.06)[1]	(0.04)[1]	(0.03)[1]
Net realized and unrealized gain (loss) on investments	0.98	1.54	1.94	(1.69)

Total from investment operations	0.97	1.48	1.90	(1.72)

Less distributions to shareholders from:
Net investment income	0.00	0.00	(0.12)	0.00
Net realized gain on investments	0.00	0.00	0.00	0.00

Total distributions	0.00	0.00	(0.12)	0.00

Net asset value, end of period	$12.51	$11.54	$10.06	$8.28

Total return	8.41%[3]	14.71%[2]	22.98%[2]	(17.20)%[2]

Ratios/Supplemental data:
Net assets (in millions), end of period	$563.0	$259.6	$2.9	$2.0

Ratio of operating expenses to average net assets	1.49%[4]	1.90%	4.01%	4.49%
Less: Reimbursement of expenses by Adviser	0.00%	(0.40)%	(2.51)%	(2.99)%

Ratio of net operating expenses to average net assets	1.49%[4]	1.50%	1.50%	1.50%

Ratio of net investment loss to average net assets	(0.09)%[4]	(0.53)%	(0.39)%	(0.32)%

Portfolio turnover rate	10.65%[3]	14.68%	42.68%	45.86%

INSTITUTIONAL SHARES	Six Months
	Ended June 30,	Year Ended December 31,

	2014	2013	2012	2011
Net asset value, beginning of period	$11.56	$10.05	$8.30	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.01 [1]	0.01 [1]	(0.01)[1]	(0.01)[1]
Net realized and unrealized gain (loss) on investments	0.97	1.50	1.93	(1.69)

Total from investment operations	0.98	1.51	1.92	(1.70)

Less distributions to shareholders from:
Net investment income	0.00	0.00	(0.17)	0.00
Net realized gain on investments	0.00	0.00	0.00	0.00

Total distributions	0.00	0.00	(0.17)	0.00

Net asset value, end of period	$12.54	$11.56	$10.05	$8.30

Total return	8.48%[3]	15.02%[2]	23.22%[2]	(17.00)%[2]

Ratios/Supplemental data:
Net assets (in millions), end of period	$433.3	$116.0	$6.0	$4.3

Ratio of operating expenses to average net assets	1.25%[4]	1.80%	3.37%	3.83%
Less: Reimbursement of expenses by Adviser	0.00%	(0.55)%	(2.12)%	(2.58)%

Ratio of net operating expenses to average net assets	1.25%[4]	1.25%	1.25%	1.25%

Ratio of net investment income (loss) to average net assets	0.21%[4]	0.05%	(0.14)%	(0.07)%

Portfolio turnover rate	10.65%[3]	14.68%	42.68%	45.86%

[1]	Based on average shares outstanding.
[2]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[3]	Not Annualized.
[4]	Annualized.

46	See Notes to Financial Statements.

June 30, 2014	Baron Select Funds

FINANCIAL HIGHLIGHTS (Unaudited)

BARON ENERGY AND RESOURCES FUND

Selected data for a share outstanding throughout each period:

RETAIL SHARES	Six Months	Year Ended
	Ended June 30,	December 31,

	2014	2013	2012
Net asset value, beginning of period	$11.84	$9.46	$10.00

Income (loss) from investment operations:
Net investment loss	(0.00)[1,5]	(0.01)[1]	(0.03)[1]
Net realized and unrealized gain (loss) on investments	2.48	2.40	(0.51)

Total from investment operations	2.48	2.39	(0.54)

Less distributions to shareholders from:
Net investment income	0.00	(0.01)	0.00
Net realized gain on investments	0.00	0.00	0.00

Total distributions	0.00	(0.01)	0.00

Net asset value, end of period	$14.32	$11.84	$9.46

Total return	20.95%[2,3]	25.32%[2]	(5.40)%[2]

Ratios/Supplemental data:
Net assets (in millions), end of period	$54.6	$29.2	$1.8

Ratio of operating expenses to average net assets	2.00%[4]	2.25%	9.07%
Less: Reimbursement of expenses by Adviser	(0.65)%[4]	(0.90)%	(7.72)%

Ratio of net operating expenses to average net assets	1.35%[4]	1.35%	1.35%

Ratio of net investment loss to average net assets	(0.04)%[4]	(0.05)%	(0.36)%

Portfolio turnover rate	9.41%[3]	25.60%	35.74%

INSTITUTIONAL SHARES	Six Months	Year Ended
	Ended June 30,	December 31,

	2014	2013	2012
Net asset value, beginning of period	$11.91	$9.48	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.01 [1]	0.02 [1]	(0.01)[1]
Net realized and unrealized gain (loss) on investments	2.50	2.41	(0.51)

Total from investment operations	2.51	2.43	(0.52)

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00
Net realized gain on investments	0.00	0.00	0.00

Total distributions	0.00	0.00	0.00

Net asset value, end of period	$14.42	$11.91	$9.48

Total return	21.07%[2,3]	25.63%[2]	(5.20)%[2]

Ratios/Supplemental data:
Net assets (in millions), end of period	$10.4	$4.0	$1.4

Ratio of operating expenses to average net assets	1.88%[4]	2.84%	8.65%
Less: Reimbursement of expenses by Adviser	(0.78)%[4]	(1.74)%	(7.55)%

Ratio of net operating expenses to average net assets	1.10%[4]	1.10%	1.10%

Ratio of net investment income (loss) to average net assets	0.24%[4]	0.20%	(0.11)%

Portfolio turnover rate	9.41%[3]	25.60%	35.74%

[1]	Based on average shares outstanding.
[2]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[3]	Not Annualized.
[4]	Annualized.
[5]	Less than $0.01 per share.

See Notes to Financial Statements.	47

Baron Select Funds	June 30, 2014

FINANCIAL HIGHLIGHTS (Unaudited)

BARON GLOBAL ADVANTAGE FUND

Selected data for a share outstanding throughout each period:

RETAIL SHARES	Six Months	Year Ended
	Ended June 30,	December 31,

	2014	2013	2012[1]
Net asset value, beginning of period	$13.51	$10.41	$10.00

Income (loss) from investment operations:
Net investment loss	(0.02)[2]	(0.02)[2]	(0.02)[2]
Net realized and unrealized gain on investments	0.85	3.12	0.43

Total from investment operations	0.83	3.10	0.41

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00
Net realized gain on investments	0.00	0.00	0.00

Total distributions	0.00	0.00	0.00

Net asset value, end of period	$14.34	$13.51	$10.41

Total return	6.14%[4,5]	29.78%[4]	4.10%[4,5]

Ratios/Supplemental data:
Net assets (in millions), end of period	$3.2	$2.3	$1.5

Ratio of operating expenses to average net assets	3.90%[7]	5.51%	8.35%[6,7]
Less: Reimbursement of expenses by Adviser	(2.40)%[7]	(4.01)%	(6.85)%[6,7]

Ratio of net operating expenses to average net assets	1.50%[7]	1.50%	1.50%[6,7]

Ratio of net investment loss to average net assets	(0.30)%[7]	(0.20)%	(0.38)%[6,7]

Portfolio turnover rate	101.88%[5]	32.78%	24.64%[5]

INSTITUTIONAL SHARES	Six Months	Year Ended
	Ended June 30,	December 31,

	2014	2013	2012[1]
Net asset value, beginning of period	$13.56	$10.42	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.02 [2]	0.00 [2,3]	(0.02)[2]
Net realized and unrealized gain on investments	0.83	3.14	0.44

Total from investment operations	0.85	3.14	0.42

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00
Net realized gain on investments	0.00	0.00	0.00

Total distributions	0.00	0.00	0.00

Net asset value, end of period	$14.41	$13.56	$10.42

Total return	6.27%[4,5]	30.13%[4]	4.20%[4,5]

Ratios/Supplemental data:
Net assets (in millions), end of period	$3.9	$3.3	$1.6

Ratio of operating expenses to average net assets	2.88%[7]	4.91%	7.33%[6,7]
Less: Reimbursement of expenses by Adviser	(1.63)%[7]	(3.66)%	(6.08)%[6,7]

Ratio of net operating expenses to average net assets	1.25%[7]	1.25%	1.25%[6,7]

Ratio of net investment income (loss) to average net assets	0.31%[7]	0.02%	(0.30)%[6,7]

Portfolio turnover rate	101.88%[5]	32.78%	24.64%[5]

[1]	For the period April 30, 2012 (commencement of operations) to December 31, 2012.
[2]	Based on average shares outstanding.
[3]	Less than $0.01 per share.
[4]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[5]	Not Annualized.
[6]	Certain fixed expenses incurred by the Fund were not annualized for the period ended December 31, 2012.
[7]	Annualized.

48	See Notes to Financial Statements.

June 30, 2014	Baron Select Funds

FUND EXPENSES (Unaudited)

As a shareholder of the Funds, you may incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include advisory fees, distribution and service (12b-1) fees and other Fund expenses. Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the maximum permitted front-end sales charge. The information on this page is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The information in the following table is based on an investment of $1,000 invested on January 1, 2014 and held for the six months ended June 30, 2014.

ACTUAL EXPENSES

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading titled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN FOR THE SIX MONTHS ENDED JUNE 30, 20141

	Actual Total Return	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014		Annualized Expense Ratio	Expenses Paid During the Period[3]
Baron Partners Fund — Retail Shares[2]	10.02%	$1,000.00	$1,100.20		1.50%[2]	$7.81
Baron Partners Fund — Institutional Shares[2]	10.17%	$1,000.00	$1,101.70		1.24%[2]	$6.46
Baron Focused Growth Fund — Retail Shares	2.22%	$1,000.00	$1,022.20	[4]	1.35%[5]	$6.77
Baron Focused Growth Fund — Institutional Shares	2.34%	$1,000.00	$1,023.40		1.10%	$5.52
Baron International Growth Fund — Retail Shares	5.39%	$1,000.00	$1,053.90	[4]	1.50%[5]	$7.64
Baron International Growth Fund — Institutional Shares	5.51%	$1,000.00	$1,055.10	[4]	1.25%[5]	$6.37
Baron Real Estate Fund — Retail Shares	9.35%	$1,000.00	$1,093.50		1.32%	$6.85
Baron Real Estate Fund — Institutional Shares	9.50%	$1,000.00	$1,095.00		1.07%	$5.56
Baron Emerging Markets Fund — Retail Shares	8.41%	$1,000.00	$1,084.10		1.49%	$7.70
Baron Emerging Markets Fund — Institutional Shares	8.48%	$1,000.00	$1,084.80		1.25%	$6.46
Baron Energy & Resources Fund — Retail Shares	20.95%	$1,000.00	$1,209.50	[4]	1.35%[5]	$7.40
Baron Energy & Resources Fund — Institutional Shares	21.07%	$1,000.00	$1,210.70	[4]	1.10%[5]	$6.03
Baron Global Advantage Fund — Retail Shares	6.14%	$1,000.00	$1,061.40	[4]	1.50%[5]	$7.67
Baron Global Advantage Fund — Institutional Shares	6.27%	$1,000.00	$1,062.70	[4]	1.25%[5]	$6.39

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account values and expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example relating to the Funds with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table below are meant to highlight your ongoing costs and do not reflect any transactional costs, such as redemption fees, if any. Therefore, the table is useful in comparing ongoing costs only and will not help you determine your relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN FOR THE SIX MONTHS ENDED JUNE 30, 2014

	Hypothetical Annualized Total Return	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014		Annualized Expense Ratio	Expenses Paid During the Period[3]
Baron Partners Fund — Retail Shares[2]	5.00%	$1,000.00	$1,017.36		1.50%[2]	$7.50
Baron Partners Fund — Institutional Shares[2]	5.00%	$1,000.00	$1,018.65		1.24%[2]	$6.21
Baron Focused Growth Fund — Retail Shares	5.00%	$1,000.00	$1,018.10	[4]	1.35%[5]	$6.76
Baron Focused Growth Fund — Institutional Shares	5.00%	$1,000.00	$1,019.34		1.10%	$5.51
Baron International Growth Fund — Retail Shares	5.00%	$1,000.00	$1,017.36	[4]	1.50%[5]	$7.50
Baron International Growth Fund — Institutional Shares	5.00%	$1,000.00	$1,018.60	[4]	1.25%[5]	$6.26
Baron Real Estate Fund — Retail Shares	5.00%	$1,000.00	$1,018.25		1.32%	$6.61
Baron Real Estate Fund — Institutional Shares	5.00%	$1,000.00	$1,019.49		1.07%	$5.36
Baron Emerging Markets Fund — Retail Shares	5.00%	$1,000.00	$1,017.41		1.49%	$7.45
Baron Emerging Markets Fund — Institutional Shares	5.00%	$1,000.00	$1,018.60		1.25%	$6.26
Baron Energy & Resources Fund — Retail Shares	5.00%	$1,000.00	$1,018.10	[4]	1.35%[5]	$6.76
Baron Energy & Resources Fund — Institutional Shares	5.00%	$1,000.00	$1,019.34	[4]	1.10%[5]	$5.51
Baron Global Advantage Fund — Retail Shares	5.00%	$1,000.00	$1,017.36	[4]	1.50%[5]	$7.50
Baron Global Advantage Fund — Institutional Shares	5.00%	$1,000.00	$1,018.60	[4]	1.25%[5]	$6.26

[1]	Assumes reinvestment of all dividends and capital gain distributions, if any.
[2]

Annualized expense ratio for Baron Partners Fund for the six months ended June 30, 2014, includes 1.34% and 1.08% for net operating expenses and 0.16% and 0.16% for interest expense for the Retail and Institutional Shares, respectively.

[3]

Expenses are equal to each Share Class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

[4]	Ending account value assumes the return earned after waiver and would have been lower if a portion of the expenses had not been waived.
[5]	Annualized expense ratios are adjusted to reflect fee waiver.

Baron Select Funds	June 30, 2014

DISCLOSURE REGARDING THE APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS FOR EACH OF THE SERIES BY THE BOARD OF TRUSTEES (Unaudited)

The Board of Trustees (the “Board”) of Baron Select Funds (the “Trust”) met on May 6, 2014 to discuss the selection of BAMCO, Inc. (the “Adviser”) as the investment adviser and the approval of the investment advisory agreements for Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Energy and Resources Fund and Baron Global Advantage Fund, (each a “Fund” and collectively, the “Funds”). The members of the Board who are not affiliated with the Trust (the “Independent Trustees”) met in a separate session to discuss and consider the renewal of the advisory agreement for the Funds. An independent consultant provided reports to the Board and attended the Board meeting. The Trustees received a substantial amount of information from the Adviser and from the consultant, and were advised by independent counsel. Based on its evaluation of this and other information, the Board, including a majority of the Independent Trustees, approved the continuation of the advisory agreements for the Funds for an additional one-year period.

In reaching its determination, the Board considered various factors that it deemed relevant, including the factors listed below.

1. NATURE, EXTENT AND QUALITY OF SERVICES

As part of their consideration of the nature, extent and quality of services provided by the Adviser, the Independent Trustees relied on the information they received at or prior to the Board meeting, their experience and knowledge gained from their service as Trustees and their experience generally and information they had considered in past years and remained, in their thinking, material to their consideration. In particular, the Board considered the following:

• Its confidence in the Adviser’s senior personnel and portfolio management, the financial condition of the Adviser and its affiliates and the Adviser’s available resources;

• The nature, quality and the level of long-term performance of the services provided by the Adviser, including: intensive devotion to research, selection of broker/dealers for Fund portfolio transactions, relationships with and supervision of third party service providers, such as the Funds’ custodian and transfer agent, the quality of shareholder reports, the ability to monitor adherence to investment guidelines and restrictions, the legal, accounting and compliance services provided to the Funds and the support services provided to the Board;

• The Adviser’s investment principles and processes and the historical performance of the Funds as compared to similar funds managed by other advisers and other funds managed by the Adviser over comparable periods;

• The total expense ratio of the Funds and comparisons to similar funds managed by other advisers over comparable periods;

• The costs of portfolio management, including the types of investments made for the Funds, the personnel and systems necessary for implementation of investment strategies, and the pre-tax profits realized by the Adviser and its affiliates from their relationship with the Funds; and

• Additional services provided by the Adviser.

The Board concluded that the nature, extent and quality of the services provided by the Adviser to each Fund were appropriate and that each Fund was likely to continue to benefit from those services provided under the relevant advisory agreement with the Adviser.

2. INVESTMENT PERFORMANCE OF THE FUNDS AND THE ADVISER

As part of its consideration of the investment performance of the Funds and the Adviser, the Board took into account the analyses performed by and discussed with the independent consultant. The Board considered for each Fund, among other information, the independent consultant’s comparisons of the expense ratio and contractual advisory fee with those of peer funds selected by the independent consultant, as noted below. The Board noted that long-term performance for the Funds was generally good compared to their peers. The Board noted that each Fund with performance data covering at least ten years was ranked in the first quintile for the ten-year period and in the first or second quintile for at least one of the shorter-term performance periods, except for Baron Focused Growth Fund (which ranked in the fourth or fifth quintiles in the one-, three- and five-year periods but was ranked first of 416 funds in the ten-year period). The Board further noted that Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Energy and Resources Fund and Baron Global Advantage Fund all ranked in the first or second quintile for all applicable periods. For the Funds that underperformed relative to their peers during certain periods, representatives of the Adviser described the reasons for the lower relative performance and, as applicable, the steps the Adviser had taken to improve performance. For Baron International Growth Fund, whose performance ranked in the fourth or fifth quintile compared to its peers for all applicable periods, the Board also noted the Fund’s small asset size. The Board also considered the independent consultant’s risk-adjusted performance comparisons with comparable funds for Funds that have been in existence for more than three years and noted that Baron International Growth Fund’s low returns were also accompanied by relatively high risk. The Board also considered comparisons of each Fund’s annualized total return over one-, three-, five- and ten-year periods, where applicable, against expense group and performance universe averages and relevant securities market indices. After considering all the information, the Board concluded that the Adviser continued to invest in accordance with its long-standing principles and that each Fund’s more recent relative performance was consistent with expectations for the Adviser’s investment style under recent market conditions.

3. COSTS OF SERVICES PROVIDED AND PROFITS TO BE REALIZED BY THE ADVISER

The Board considered benefits that accrue to the Adviser and its affiliates from their relationship with the Funds. Representatives of the Adviser said the Board should consider the advisory fee in the context of other fees paid to the Adviser’s affiliates, such as the distribution fee paid pursuant to the 12b-1 plan. The Board was provided with information from the Adviser and the independent consultant regarding the fees charged by the Adviser as compared to the fees charged by comparable funds. This information compared various fees and expenses, as well as the total expense ratios, of the Funds against the same fees, expenses and total expense ratios of other funds of similar size, character and investment strategies. The Board observed that, for most of the Funds, while the management fee was relatively high, the other expenses paid by the Funds generally were relatively low, when compared to their peers. They observed that other expenses were relatively high compared to their peers for Baron International Growth Fund, Baron Emerging Markets Fund, Baron Energy and Resources Fund and Baron Global Advantage Funds, but noted that these were newer or smaller funds and that total net expenses did not rank below the third quintile. They concluded that the Funds’ higher management fee was justified given the Adviser’s highly research intensive process and highly disciplined adherence to its process.

The Board considered comparisons of the advisory fees charged and services provided by the Adviser and its investment adviser affiliate to sub-advised accounts and separately managed accounts and a profitability analysis prepared by the Adviser. The Board considered that, while the advisory fees for the other clients are the same as, or lower than, the fees for the Funds, the Adviser or its affiliate performs significantly fewer services for those clients compared with those provided by the Adviser to the Funds.

June 30, 2014	Baron Select Funds

DISCLOSURE REGARDING THE APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS FOR EACH OF THE SERIES BY THE BOARD OF TRUSTEES (Unaudited) (Continued)

4. ECONOMIES OF SCALE AND BENEFITS TO INVESTORS

The Board considered the extent to which each Fund’s management fee reflected economies of scale for the benefit of Fund shareholders, noting the sharp decline in assets from their highs in 2007 and, then, a recovery and appreciating that the economies of scale analysis is based generally on predictable increasing assets. The Board considered that the small- and mid-cap investment strategy require more attention by the Adviser than strategies that involve other types of investing, particularly as asset size increases. The Board considered that the Adviser was continuing to grow and upgrade its staff and invest in its business even during this recent period of declining assets and reduced revenues. The Board members reiterated their intention to continue to scrutinize the extent of economies of scale, asset growth and the Adviser’s plans to invest further to support the Funds. The Board concluded that approval of the management fee for each Fund was supportable in light of the services provided as discussed at the meeting, including the Adviser’s investments in resources to support the Funds.

After due consideration of the above-enumerated factors and other factors it deemed relevant, the Board, including a majority of the Independent Trustees, approved the continuance of each Fund’s investment advisory agreement.

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New York, NY 10153
1.800.99.BARON
212-583-2000
www.BaronFunds.com

JUNE 14

Item 2.	Code of Ethics.
Not applicable.

Item 3.	Audit Committee Financial Expert.
Not applicable.

Item 4.	Principal Accountant Fees and Services.
Not applicable.

Item 5.	Audit Committee of Listed Registrants.
Not applicable.

Item 6.	Schedule of Investments.
Included herein under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.
Not applicable.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certification of each of the principal executive officers and principal financial officers of the Registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as a part of EX-99.CERT.

(b) Certification of each of the principal executive officers and principal financial officers of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BARON SELECT FUNDS

By:	/s/ Ronald Baron
Ronald Baron
Chief Executive Officer

Date: August 29, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ronald Baron
Ronald Baron
Chief Executive Officer

Date: August 29, 2014

By:	/s/ Peggy Wong
Peggy Wong
Treasurer and Chief Financial Officer

Date: August 29, 2014